As filed with the Securities and Exchange Commission on October 18, 2011

                                                                                                                                          Investment Company Act File No. 811-[ _______ ]
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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-2

(Check appropriate box or boxes)

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
              ☐   Amendment No. _____

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GLOBAL CHARTIST FUND, LLC

(Exact name of Registrant as specified in Charter)

200 Park Avenue
New York, NY 10166
(Address of principal executive offices)

Registrant's Telephone Number, including Area Code:  (212) 667-4225

_____________________
Bryan McKigney
c/o Oppenheimer Asset Management, Inc.
200 Park Avenue
New York, NY 10166
(Name and address of agent for service)

Copy  to:
Kenneth S. Gerstein, Esq.
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended.  However, limited liability company interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act.  Investments in the Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the Securities Act and a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

Subject to Completion, Dated as of October 18, 2011

Memorandum Number:  ________________

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GLOBAL CHARTIST FUND, LLC

CONFIDENTIAL MEMORANDUM
October 2011

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INVESTMENT ADVISER: Advantage Advisers Multi-Manager, L.L.C. 200 Park Avenue New York, New York 10166	PORTFOLIO MANAGERS: Carter Braxton Worth Chief Market Technician and Managing Director Bryan Franco, CFA Executive Director Oppenheimer Asset Management Inc.

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200 Park Avenue
New York, New York  10166
(212) 667-4225

A REGISTRATION STATEMENT TO WHICH THIS CONFIDENTIAL MEMORANDUM RELATES HAS BEEN FILED BY THE REGISTRANT, GLOBAL CHARTIST FUND, LLC (THE "FUND") PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  HOWEVER, THE LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("INTERESTS") ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), SINCE SUCH INTERESTS WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS WHICH DO NOT INVOLVE ANY "PUBLIC OFFERING" WITHIN THE MEANING OF SECTION 4(2) OF, AND/OR REGULATION D UNDER, THE SECURITIES ACT.  INVESTMENTS IN THE REGISTRANT MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES MEETING THE DEFINITION OF AN "ACCREDITED INVESTOR" IN REGULATION D UNDER THE SECURITIES ACT AND A "QUALIFIED CLIENT" WITHIN THE MEANING OF RULE 205-3 UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED.  THIS REGISTRATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY INTERESTS IN THE FUND.  INTERESTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.  IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUND'S INTERESTS OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS CONFIDENTIAL MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO ALL INVESTORS

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF GLOBAL CHARTIST FUND, LLC (THE "FUND") AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("INTERESTS") WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES.  THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

INTERESTS OFFERED HEREBY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE.  NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM.  PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM.

THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN INTERESTS DESCRIBED HEREIN, AND ARE NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THESE DOCUMENTS).

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF SUCH INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF (I) THE FUND AND (II) ANY OF ITS TRANSACTIONS, AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE.  EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

INTERESTS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND, AS MAY BE AMENDED FROM TIME TO TIME, THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

INTERESTS ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISKS INVOLVED IN THE FUND'S SPECIALIZED INVESTMENT PROGRAM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

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EACH PROSPECTIVE MEMBER IS INVITED TO MEET WITH REPRESENTATIVES OF THE ADVISER TO DISCUSS WITH, ASK QUESTIONS OF, AND RECEIVE ANSWERS FROM, THE FUND CONCERNING THE TERMS AND CONDITIONS OF THE OFFERING OF INTERESTS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THE FUND POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE INFORMATION CONTAINED HEREIN.  ALL SUCH ADDITIONAL INFORMATION, HOWEVER, MUST BE IN WRITING AND IDENTIFIED AS SUCH BY THE FUND, AND ELIGIBLE PERSONS SHOULD NOT RELY ON INFORMATION OTHER THAN THAT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM AS SUPPLEMENTED OR OBTAINED IN WRITING FROM THE ADVISER.  ANY SUCH REQUEST SHOULD BE DIRECTED TO THE ADVISER AT (212) 667-4225.

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TABLE OF CONTENTS

Page

SUMMARY OF TERMS	1

SUMMARY OF FUND EXPENSES	25

THE FUND	27

USE OF PROCEEDS	27

STRUCTURE	27

INVESTMENT PROGRAM	28

PRINCIPAL RISK FACTORS	42

ADDITIONAL RISK FACTORS	53

PERFORMANCE INFORMATION	56

MANAGEMENT OF THE FUND	57

VOTING	62

POTENTIAL CONFLICTS OF INTEREST	62

BROKERAGE	64

OPERATING EXPENSES	66

CAPITAL ACCOUNTS AND ALLOCATIONS	66

SUBSCRIPTION FOR INTERESTS	71

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS	73

TAX ASPECTS	77

ERISA CONSIDERATIONS	95

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT	98

APPENDIX A – LIMITED LIABILITY COMPANY AGREEMENT	A-1

APPENDIX B – PRIVACY POLICY	B-1

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SUMMARY OF TERMS

In making a decision to invest in Global Chartist Fund, LLC (the "Fund") you should rely upon your own examination of the Fund and the terms of the offering, including the merits and risks involved in acquiring the limited liability company interests in the Fund ("Interests").  This is only a summary of information to consider before investing and is qualified in its entirety by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Fund's Limited Liability Company Agreement, each of which should be read carefully and retained by any prospective investor.

The Fund
Global Chartist Fund, LLC (the "Fund") is a newly organized Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company.  Advantage Advisers Multi-Manager, L.L.C., serves as the Fund's investment adviser (the "Adviser").  Carter Braxton Worth, Chief Market Technician and Managing Director of Oppenheimer Asset Management Inc. ("OAM"), the managing member of the Adviser, and Bryan Franco, CFA, Executive Director of OAM, serve as co-portfolio managers of the Fund (the "Portfolio Managers").

Investment Program
The Fund's investment objective is to seek maximum capital appreciation.  It pursues this objective by investing globally across different markets, countries, regions, sectors and industries and by investing in different asset classes.  In making decisions to purchase and sell securities and other investments for the Fund, the Adviser uses technical analysis to identify investments it believes have the greatest potential to increase or decrease in price.

The Fund's investments are expected primarily to include:

●equity securities of U.S. and non-U.S. issuers;

●shares of exchange-traded funds that are registered as investment companies under the 1940 Act ("ETFs") and shares of similar exchange-traded products, such as exchange-traded notes ("ETNs"), that are not registered investment companies ("ETPs," and together with ETFs, "Traded Funds");

●commodity-linked investments;

●foreign currency; and

●derivatives, including futures, options and swaps.

The Fund's Investment Strategy

The Fund seeks capital appreciation by purchasing and selling investments based on buy signals and sell signals generated by the Adviser's technical analysis of market data.  The Adviser uses pattern interpretation to filter the universe of securities and other investments to identify those it believes are most likely to experience meaningful, near term price movements.  Its investment process involves consideration of a variety of technical data, including market prices, trading volume, momentum, trends and moving averages relating to specific securities, asset classes, industry sectors, markets and market sectors.  After the Fund has established an investment position, the Adviser systematically reassesses and evaluates the merits of maintaining that position.

The Adviser adheres to a rigorous buy and sell discipline in making investment decisions for the Fund, and follows clearly defined buy signals and sell signals derived from its technical analysis.  If the Adviser identifies a sell signal for a particular security or other investment held by the Fund, it will promptly effect a sale of the investment, regardless of how long it has been held by the Fund.  (See "Investment Program -- The Investment Process" for additional information regarding the Adviser's investment process and its use of technical analysis.)

Based on the Adviser's experience, buy signals and sell signals derived from technical analysis are indicative of price movements that are generally expected to occur within a timeframe of approximately one to three months.  As a result, it is expected that the Fund will actively and frequently trade securities and other investments in its portfolio and will have a high rate of portfolio turnover.  A high portfolio turnover rate will cause the Fund to incur higher transaction costs and may also have adverse tax consequences for investors.  (See "Principal Risk Factors — Portfolio Turnover Risk.")

The Fund generally invests primarily in equity securities, but also may invest in foreign currency and commodity-related investments when the Adviser believes those investments present opportunities for the Fund to realize capital appreciation.

The Adviser has not previously managed portfolios using the investment strategy it employs in managing the Fund's investment portfolio and there can be no assurance that the Adviser's technical analysis will be successful in identifying future price movements of securities or other investments.  For these reasons, and because of other risks associated with the Fund's investment program, there can be no assurance that the Fund will achieve its investment objective and you may lose money by investing in the Fund.

Principal Investments of the Fund

Under normal market conditions, the Fund invests in securities of issuers in at least three countries, including the U.S.  It invests globally and is not restricted as to the markets or market capitalization of issuers in which it may invest or as to the asset classes of its investments.  However, the Fund expects to invest primarily in the following types of investments:

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Equity Securities: The Fund's investments in equity securities will generally focus on long and short positions in:  (i) publicly traded equity securities of U.S. issuers that have market capitalizations ranging from approximately $50 million to $300 million; and (ii) publicly traded equity securities of the largest 40% of non-U.S. issuers by market capitalization.  For these purposes, "securities of non-U.S. issuers" include securities of issuers that have their headquarters outside the U.S. and securities of issuers that are quoted or denominated in a currency other than U.S. dollars.  Equity securities held by the Fund may include common stock, preferred stock, convertible securities, rights and equity warrants.  The Fund may invest without limitation in securities of companies that are located in, or conduct business in, emerging or developing countries.  These investments are subject to greater risks than the securities of companies in developed countries.  (See "Principal Risk Factors — Emerging Markets Risk.")

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The U.S. issuers in which the Fund may invest have smaller market capitalizations.  The prices of securities of these companies are generally more volatile as compared to the prices of securities of companies with larger market capitalization.  (See "Principal Risk Factors — Market Capitalization Risk.").  Because Mr. Worth makes recommendations relating to the purchase and sale of the equity securities of U.S. issuers with large market capitalizations, including in published research reports and in advice to subscribers to OAM research (among others), the Fund does not purchase or sell securities of large-cap U.S. issuers.  (See "Additional Risk Factors — Restrictions on Investment Program.")

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Traded Funds:  The Fund may invest in Traded Funds to obtain investment exposure (long or short) to particular markets,  industry or market sectors or asset classes, including commodities.  Investments in Traded Funds may also be used to hedge investment exposures created by other investments of the Fund.  Traded Funds incur fees and expenses that are separate from and in addition to those of the Fund and, when used for hedging, are subject to correlation risk, among other risks.  (See "Principal Risk Factors — Traded Funds Risk.")

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Commodity-Linked Investments:  The Fund may seek capital appreciation by making commodity-linked investments involving transactions in futures contracts (and related options) and the use of structured notes, swaps or other derivatives that are designed to provide exposure to the investment returns of physical commodities.  These types of investments may subject the Fund to greater volatility and involve different risks than investments in traditional securities.  (See "Principal Risk Factors — Commodity-Linked Investments Risk.")  The Fund does not invest directly in physical commodities.

●
Foreign Currency:  The Fund may enter into foreign currency contracts (including foreign currency futures and foreign currency forwards) to obtain exposure to fluctuations in the values of foreign currencies when the Adviser believes there are opportunities for capital appreciation from such investments.  Foreign currency contracts and transactions in foreign currencies may also be used to reduce foreign currency risks associated with the Fund's investments in securities of non-U.S. issuers.  However, the Fund is not obligated to hedge currency risks associated with these investments.  (See "Principal Risk Factors — Foreign Currency Risk." and "Principal Risk Factors — Derivatives Risk:  Forward Foreign Currency Contracts and Currency Futures.")

●	Derivatives: The Fund may purchase and sell futures contracts (and related options) on stocks, stock indices and fixed income securities (in addition to its transactions in futures relating to physical commodities and foreign currencies). These instruments may include single stock futures, index futures (including interest rate futures) and options on these futures. In addition, the Fund may purchase and write put and call options on securities (including options on shares of Traded Funds) and securities indices and may enter into swaps and other derivative transactions involving securities and securities indices (in addition to its transactions in commodities and currency related derivatives). Investments in derivatives may also include the use of "market access products," including zero strike options, zero strike warrants and credit default swap agreements, which allow investors to obtain economic benefits and risks similar to those associated with stock ownership through a counterparty, without obtaining a direct ownership of the underlying security or securities. The Fund may also enter into credit default swaps to seek investment exposure to changes in the creditworthiness of specific issuers.

These various types of transactions in derivatives may be used to seek capital appreciation or to hedge other investment positions of the Fund.  The use of derivatives exposes the Fund to certain risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.  (See "Principal Risk Factors — Derivatives Risk.")

It is expected that the Fund will typically hold 70 to 100 investment positions.  However, the number of positions held at any time by the Fund will vary and may occasionally exceed or fall below this range when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to unusual market conditions.  As a non-diversified investment company, the Fund may be subject to greater overall risk than a diversified investment company to the extent that adverse events affecting a particular investment may have a greater impact on the Fund's net asset value.  (See "Principal Risk Factors — Non-Diversified Risk.")

Fund Investment Techniques and Other Investments

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Short Sales:  In pursuing its investment objective, the Fund may effect short sales of securities that the Adviser believes are likely to decline in price.  The Fund may also effect short sales for hedging purposes.  When the Fund effects a short sale, it sells a security that it has borrowed in anticipation of a decline in the price of that security with the goal of subsequently purchasing the same security at a lower price.  If the price of the security declines in an amount exceeding the Fund's transaction costs (including interest paid to the lender of the security and brokerage commissions), the Fund will realize a gain on the transaction.  However, if the price of the security increases, the Fund will incur a loss.  The Fund may also take short positions in securities and other investments through the use of derivatives.  Under circumstances when the Adviser's technical analysis identifies greater opportunities for capital appreciation by effecting short sales of securities (rather than by purchasing securities), the Fund's portfolio may have a "net-short bias," where the dollar value of the short positions exceed the value of long positions.  The use of short sales is considered a speculative investment practice and involves certain risks.  (See "Principal Risk Factors — Short Sales Risk.")  In addition, short sale transactions, may cause the Fund to realize short-term capital gains, which will be taxable to investors as ordinary income.  (See "Certain Tax Matters — Taxation of Short Sales.")

●
Leverage:  The Fund may use leverage in connection with its investment program.  Leverage involves the use of borrowings for the purpose of making investments.  The Fund will not borrow money in an amount exceeding 33 ⅓ percent of its total assets.  The use of leverage is considered a speculative investment practices and involve certain risks.  (See "Principal Risk Factors — Leverage & Borrowings Risk.")

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Short-Term and Defensive Investments:  For liquidity purposes, the Fund may hold cash or invest a portion of its assets in various types of money market instruments, including debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities"), repurchase agreements for U.S. Government Securities and other high quality, short-term investments or may invest in shares of money market funds.  The Fund may also assume a defensive investment position and temporarily invest all or a substantial portion of its assets in these instruments and in other types of high quality debt securities during periods of adverse market conditions.  At such times as the Fund invests in this manner, it will not be pursuing its investment objective of seeking maximum capital appreciation.

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Borrowings
The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.  The Fund will not borrow money in an amount exceeding 33 ⅓ percent of its total assets.  Borrowing for investment purposes (a practice known as "leverage") is a speculative investment practice and involves certain risks.  The Fund may make frequent use of leverage in connection with its investment program.  (See "Principal Risk Factors — Borrowings & Leverage Risk.")

Fund Structure
The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund.  The Fund is similar to an unregistered private investment fund in that: (i) the Fund's portfolio may be more actively managed than most other investment companies; (ii) Interests are sold in comparatively large minimum denominations in a private placement solely to high net worth individual and institutional investors, and thus are restricted as to transfer; and (iii) the capital accounts of persons who purchase Interests and are admitted as members of the Fund ("Members") are subject to both asset-based charges and performance-based allocations in connection with the Fund's activities.  Unlike a private investment fund but like other registered investment companies, however, the Fund has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in the Fund's investment program.

Principal Risk Factors
An investment in the Fund involves a high degree of risk.  There can be no assurance that the Fund's investment objective will be achieved.  In particular, the use of leverage, short sales and derivatives can, in certain circumstances, result in significant losses to the Fund.  The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities, poor economic growth, pronounced market volatility, and political and legal developments.

Securities selected using technical methods may perform differently than the market as a whole.  The Adviser's Managers' analyses and judgments regarding individual stocks, the financial markets, the economy, and many other factors may prove incorrect, resulting in the Fund's investments losing value.  There can be no assurance that these methodologies employed by the Adviser will enable the Fund to achieve its objective.  (See "Principal Risk Factors — Technical Analysis Risk.")

Because the Fund invests in common stocks and other equity securities, the value of the Fund's portfolio will be affected by daily movements in the prices of equity securities.  These price movements may result from factors affecting individual companies, sectors, industries or the securities markets as a whole.  Individual companies may report poor results or be negatively affected by industry, regulatory or economic trends and developments.  These events may result in a decline in the prices of securities held by the Fund.  In addition, stock markets can be volatile at times, and stock prices can change drastically.  These various factors will affect the values of the Fund's investments.  Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.  (See "Principal Risk Factors — Issuer Risk" and "Principal Risk Factors — Market Risk.")

The Fund may purchase and effect short sales of shares of Traded Funds.  A Traded Fund's share price may not track its specified market index and may trade below its net asset value.  Traded Funds in which the Fund expects to invest generally are unmanaged and do not attempt to take defensive positions in volatile or declining markets.  An active secondary market in a Traded Fund's shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons.  There can be no assurance that a Traded Fund's shares will continue to be listed on an exchange.  In addition, Members bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of shares of Traded Funds.

There is a risk that Traded Funds in which the Fund invests may terminate their operations and liquidate due to extraordinary events. For example, any of the service providers to a Traded Fund, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the Traded Fund, and the Traded Fund may not be able to find a substitute service provider. Traded Funds may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated a Traded Fund may terminate its operations and liquidate. In addition, the sponsor or board of a Traded Fund may determine to liquidate the Traded Fund if its net assets fall below a certain amount. (See "Principal Risk Factors — Traded Funds Risk: ETFs." and "Principal Risk Factors: ETNs")

The Fund's investment program includes the use of short sales.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in securities sold short are more risky than long positions (purchases) in securities because the maximum loss on a stock purchased is limited to the amount paid for the securities plus the transaction costs, as compared to a short sale, where there is no limit on the loss that may be incurred, because the potential increase in the price of the stock that is sold short.  The Fund may also take short positions in securities or other assets through the use of derivatives, such as futures, options, forwards or swaps.  A short position created through the use of a derivative, like short sales of securities, involves the risk of a theoretically unlimited loss because there is no limit on the possible increase in price of the securities or other assets underlying derivative.  (See "Principal Risk Factors — Risk of Short Sales.")

When effecting short sales of securities, the Fund will receive cash ("short proceeds") equal to the value of the securities sold short and will deposit and retain the short proceeds with the brokerage firm through which it effected the short sale transactions.  The Fund expects to use Merlin Securities, LLC as its prime broker and to use the prime broker to effect short sales.  Because the Fund expects to effect short sales as part of its principal investment strategy, short proceeds deposited with the prime broker could represent a material portion of the Fund's total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to such portion of its assets in the event of the default or bankruptcy of its prime broker.  The Adviser will monitor on an ongoing basis the creditworthiness of the Fund's prime broker(s).  Nevertheless, it is often impossible to obtain sufficient information to make fully-informed judgments or determinations of the risk that a particular firm or financial institution will fail; particularly, given the speed with which a financial institution's creditworthiness may decline when faced with liquidity pressures.

An inability for the Fund to establish or maintain a relationship with a prime broker may limit the Fund's trading activities, prevent the Fund from trading at optimal rates and terms, could create losses and limit the availability of financing to the Fund, each of which could adversely affect the Fund.  Moreover, a disruption in the services provided by a prime broker before the Fund is able to establish additional or alternative relationships (which may not be successful) could have a significant impact on the Fund's business due to the Fund's reliance on such counterparties.  (See "Principal Risk Factors — Prime Brokerage Relationship Risk.")

Financial institutions may re-evaluate their prime brokerage business from time to time, which may impact the availability of credit to the Fund and the terms on which it is offered, including the cost thereof, creating a more difficult financing environment for many asset classes and this could adversely affect the Fund's returns and investment activities.  In addition, the Fund may face an increased risk of being subject to significant changes in margin requirements as prime brokers modify their risk models to determine how much to lend to their customers.  Furthermore, prime brokers may face additional regulation in the foreseeable future, which may affect their willingness or ability to provide prime brokerage services and the costs of such services.  Financing costs are likely to be significantly higher or assets may become impossible to finance if they cannot be financed by prime brokers.

The Adviser will actively and frequently trade securities for the Fund in pursuing the Fund's investment program.  As a result, it is expected that the Fund generally will have a high portfolio turnover rate (e.g., 400% or more) and incur higher transaction costs than those incurred by funds that do not have high portfolio turnover rates.  Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.  The use of certain derivatives with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.  (See "Principal Risk Factors — Portfolio Turnover Risk.")

The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives.  Derivatives may be volatile and transactions in derivatives involve significant risk, such as, among other things, correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.  Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.  (See "Principal Risk Factors --- Derivatives Risk Generally.")

The Fund's use of futures contracts involves various risks.  The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium paid by the Fund.  Futures markets are highly volatile and the use of futures may increase the volatility in the value of the Fund's net assets.  In addition, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund relative to the amount of its investment.  Futures contracts may be illiquid.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced.  Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract.  The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.  (See "Principal Risk Factors — Derivatives Risk:  Futures Contracts.")

The Fund will be subject to counterparty credit risk with respect to its use of derivative instruments, such as swaps, that do not trade on an exchange.  If a counterparty to such an instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To partially mitigate this risk, the Adviser will effect transactions in derivatives only on an exchange or with counterparties that it believes are creditworthy.  (See "Principal Risk Factors --- Derivatives Risk: Counterparty Credit Risk.")

The Fund may use leverage in connection with its investment program by borrowing money from brokers to purchase securities on margin or by borrowing from banks.  This practice is speculative and involves certain risks.  Because short sales involve borrowing securities and then selling them, short sales also have the effect of leveraging the Fund's assets.  Although leverage can increase investment returns if the Fund earns a return on investments purchased with borrowed funds that is greater than its costs of borrowing and transaction costs, the use of leverage will decrease investment returns if the Fund fails to earn more on investments purchased with borrowed funds than its costs.  The use of leverage will therefore magnify the volatility of the value of the Fund's investment portfolio.  In the event that the Fund's portfolio investments decline in value, the Fund could be subject to a "margin call" and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings.  (See "Principal Risk Factors — Leverage & Borrowings Risk.")

The Fund will invest in the equity securities of U.S. companies with market capitalizations ranging from approximately $50 million to $300 million.  These companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  Due to these and other factors, stocks and other equity securities of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.  In addition, due to thin trading in some such securities, an investment in these securities may be more illiquid (i.e., harder to sell) than the securities of larger capitalization stocks.  (See "Principal Risk Factors — Market Capitalization Risk.")

The Fund may invest without limitation in securities of non-U.S. issuers.  Investments in these securities are affected by risk factors generally not thought to be present when investing in the securities of U.S. issuers, including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations.  The Fund may also invest in the securities of companies located in, or doing business in, emerging or less developed countries.  These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially magnify the volatility of the value of the Fund's investment portfolio.  There is no limit on the amount of the Fund's assets that may be invested in companies located or doing business in emerging market countries.  (See "Principal Risk Factors — Non-U.S. Investment Risk Generally.")

The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions in non-U.S. securities, that the U.S. dollar will decline in value relative to the currency in which the securities are denominated.  The liquidity and trading value of foreign currencies could be effected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments.  As a result, the Fund's exposure to foreign currencies may result in losses to the Fund.  (See "Principal Risk Factors — Non-U.S. Investment Risk: Foreign Currency Risk.")

The Fund may enter into forward foreign currency contracts, a type of derivative in which the Fund buys or sells a foreign currency at a specific price on a specific date, usually 30, 60, or 90 days in the future.  The Fund may also purchase and sell foreign currency futures contracts, which are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  All of these currency contracts may fall in value due to foreign currency value fluctuations.  The Fund may use transactions in forward foreign currency contracts or currency futures for investment purposes or for risk management (hedging) purposes.  However, the Fund may not be successful in the use of these instruments and may incur losses in its transactions.  In addition, the Fund will incur currency conversion costs when converting foreign currencies into U.S. dollars.  (See "Principal Risk Factors — Derivatives Risk:  Forward Foreign Currency Contracts and Currency Futures.")

The Fund may use credit default swaps for various purposes, including as a protection "seller" in order to gain or increase exposure to the credit risk of U.S. or non-U.S. securities.  The Fund may also be a "buyer" of credit protection to decrease its credit exposure to various issuers.  Credit default swaps can involve greater risks than if the Fund had invested in the reference obligation directly because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).  (See "Principal Risk Factors — Derivatives Risk: Credit Default Swaps.")

The Fund may seek long or short exposure to the commodities markets through the use of various commodity-linked products.  The value of these products will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments.  Economic and other events (whether real or perceived) can affect the demand for commodities, which may increase or reduce market prices.  The frequency and magnitude of such changes cannot be predicted.  Exposure to commodities and commodities markets may result in losses to the Fund and may increase the volatility of the value of its investment portfolio.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments.  In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.  Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. (See "Principal Risk Factors — Commodity-Linked Investments Risk.")

Certain investments of the Fund may be illiquid or may become illiquid.  In such a case, the Fund may experience difficulty in selling the investment in a timely manner at a price approximating the value at which the Fund is carrying the investment.  In addition, market conditions may cause the Fund to experience temporary mark-to-market losses in particular investments, especially in less liquid positions, even in the absence of the sale of those investments by the Fund.  (See "Principal Risk Factors — Liquidity Risk.")

The Fund is a "non-diversified" investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund's assets that may be invested in the securities of any one issuer.  Although the Fund holds a large number of investment positions, it could nonetheless maintain relatively large holdings of particular investments.  For this reason, the portfolio of the Fund may be subject to greater risk than the portfolio of a "diversified" investment company.  (See "Principal Risk Factors — Non-Diversified Status.")

The Fund may, but is not required to, engage in various types of transactions to hedge its exposure to particular securities, markets, currencies or other assets.  Hedging transactions may be effected through the use of derivatives.  The use of derivatives for hedging involves involve investment techniques and risks that are different from those associated with ordinary portfolio transactions.  The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser's ability to predict movements of the securities, currencies, and other markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular hedging strategy will succeed.  Derivatives expose the Fund to additional risks, including correlation risk, counterparty credit risk, leverage risk and liquidity risk.  (See "Principal Risk Factors --- Derivatives Risk Generally." and "Principal Risk Factors --- Derivatives: Counterparty Credit Risk.")

Additional Risk Factors
The Adviser is entitled to receive a performance-based allocation of the profits of the Fund otherwise allocable to investors in the Fund (the "Incentive Allocation").  This allocation may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation.  In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Fund's assets, the allocation may be greater than if it were based solely on realized gains.  (See "Capital Accounts and Allocations – Incentive Allocation.")

There are special tax risks associated with an investment in the Fund. (See "Additional Risk Factors – Distributions to Members and Payment of Tax Liability" and "Tax Aspects.")

The Fund is recently formed and has no operating history upon which investors can evaluate its performance.  [In addition, the Fund's portfolio management team has limited experience managing client accounts and has not previously managed the investment portfolio of a registered investment company.]  However, the Portfolio Managers are experienced in performing technical analysis and making recommendations to purchase and sell securities and other investments.

Mr. Worth engages in significant investment research activities for OAM, separate and apart from his responsibilities and activities relating to the Fund as Co-Portfolio Manager, including the publication of research reports and recommendations, that, in the absence of any restrictions, could have the potential to impact the market prices of investments held by the Fund or proposed for purchase or sale by the Fund to the benefit and/or the detriment of the Fund.  However, the Fund and OAM have adopted compliance and trading policies and procedures and investment restrictions designed to eliminate these potential conflicts.  As a result, the Fund is restricted from investing in securities of companies that are the subject of Mr. Worth's investment research activities, which generally focus on U.S. issuers with large market capitalizations.   The Fund could be disadvantaged as a result of this restriction to the extent that it is unable to invest in the securities of larger capitalization companies that have the potential to increase in price.  (See "Additional Risk Factors – Restrictions on Investment Program.")

Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer.  Although the Fund may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years.  (See "Types of Investments and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.")

In light of the foregoing risks, an investment in Interests should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

Management of the Fund
The Board of Managers of the Fund (the "Board") has overall responsibility for the management and supervision of the operations of the Fund.  A majority of the persons comprising the Board (the "Managers") are persons who are not "interested persons," as defined by the 1940 Act, of the Adviser or the Fund (the "Independent Managers").  Any vacancy on the Board may be filled by a person appointed by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members.  The Board has delegated responsibility for management of the Fund's investments and management of the Fund's day-to-day operations to the Adviser.  (See "Management of the Fund.")

The Adviser
The Adviser, Advantage Advisers Multi-Manager, L.L.C., is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act").  The managing member of the Adviser is OAM, which is owned directly by E.A. Viner International Co., a subsidiary of Oppenheimer Holdings, Inc., a publicly held company.  An affiliate of the Adviser, Oppenheimer & Co. Inc., acts as the non-exclusive placement agent for the Fund ("Oppenheimer" or the "Placement Agent").  Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for: (i) developing and implementing the Fund's investment program; (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund; and (iii) providing various management and administrative services to the Fund.

The Advisory Agreement is effective for an initial two year term expiring [_________], and may be continued in effect from year to year thereafter if its continuance is approved annually by the Board, including the separate vote of the Independent Managers.  The Board may terminate the Advisory Agreement on 60 days' prior written notice to the Adviser.

An affiliate of the Adviser, Advantage Advisers Management, L.L.C., a Delaware limited liability company, holds a non-voting Special Advisory Member Interest (the "Special Advisory Account") in the Fund solely for the purpose of receiving the Incentive Allocation.  (See "Capital Accounts and Allocations – Incentive Allocation.")

Allocation of Profit and Loss
The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited from the capital accounts of the Members at the end of each fiscal period in accordance with their respective investment percentages for such period.  Each Member's investment percentage is determined by dividing, as of the start of a fiscal period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.  (See "Capital Accounts and Allocations – Allocation of Net Profits and Net Losses.")

Management Fee and Incentive Allocation
In consideration of services provided by the Adviser, the Fund pays the Adviser a monthly fee computed at the annual rate of 2.00% of the Fund's net assets, determined as of the [beginning] of each month (the "Management Fee").  (See "Fees and Expenses — Management Fee.")

In addition, so long as the Adviser serves as the investment adviser of the Fund, the Adviser (or one of its affiliates designated by it) is entitled to be the "Special Advisory Member" of the Fund.  In such capacity, the Special Advisory Member is entitled to receive the Incentive Allocation from the capital account of each Member.  The Incentive Allocation is determined and made as of the last day of each "Allocation Period" in an amount equal to 20% of the amount by which such Member's "Positive Allocation Change" for such Allocation Period exceeds any positive balance in such Member's "Loss Recovery Account."  The Incentive Allocation is credited to the Special Advisory Account of the Special Advisory Member.

"Allocation Period" means, with respect to each Member, the period commencing on the admission of the Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Fund, (2) the day as of which the Fund repurchases the entire Interest of the Member, (3) the day as of which the Fund admits as a substitute Member a person to whom the Interest of the Member has been transferred (unless there is no change of beneficial ownership) or (4) if the Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Advisory Agreement with the Adviser (or an Affiliate of the Adviser), effective as of the date of such termination.

"Allocation Change" means, with respect to each Member for each Allocation Period, the difference between:

(1) the sum of (a) the balance of such Member's capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's capital account as of such date other than any Incentive Allocation to be debited against such Member's capital account), plus (b) any debits to such Member's capital account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's capital account during the Allocation Period to reflect any items allocable to such Member's capital account; and

(2) the sum of (a) the balance of such Member's capital account as of the commencement of the Allocation Period, plus (b) any credits to such Member's capital account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a "Positive Allocation Change," and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a "Negative Allocation Change."

"Loss Recovery Account" means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:
(1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account will be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

(2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the capital account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's capital account immediately before giving effect to such repurchase or transfer.

No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

The measurement of any Incentive Allocation for an Allocation Period takes into account any negative performance from a prior allocation period to the extent reflected in the Loss Recovery Account.  Therefore, the Incentive Allocation for any Allocation Period after the initial Allocation Period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Member's account since the Member's admission to the Fund exceeds the highest previous level of performance achieved through the close of any prior Allocation Period.

By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the Allocation Period.  Within 30 days after the completion of the annual audit of the Fund's financial statements, Members allocate and distribute to the Special Advisory Member any additional amounts determined to be owed to the Special Advisory Member, and the Special Advisory Member returns to Members any excess amounts determined to be owed to, based upon the results of the audit.  (See "Capital Accounts and Allocations – Incentive Allocation.")

Operating Expenses
The Fund bears all expenses incurred in connection with its business and operations other than those specifically required to be borne by the Adviser or Oppenheimer.  Expenses borne by the Fund include, but are not limited to, the following:  all investment-related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; any non-investment related interest expenses; organization and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.  Expenses generally are allocated among the capital accounts of Members pro rata in accordance with their respective capital account percentages, except that expenses specifically relating to one or more Members, but not all Members, are allocated only to such Member or Members.  (See "Operating Expenses.")

Placement Agent
Oppenheimer, a subsidiary of Oppenheimer Holdings, Inc., acts as the non-exclusive Placement Agent for the Fund and bears its own costs associated with its activities as Placement Agent.  Oppenheimer is not compensated by the Fund for such services.  The Board may terminate Oppenheimer as Placement Agent upon 30 days' prior written notice.  Oppenheimer compensates its account executives for their ongoing servicing of clients who hold Interests.  This compensation is based upon a formula that takes into account the amount of client assets being serviced by such account executives as well as the investment results attributable to clients' assets invested in the Fund.  (See "Potential Conflicts of Interest.")

Subject to the approval of the Board, Oppenheimer may delegate any of its duties, functions or powers as Placement Agent to affiliated or unaffiliated third-parties to act as sub-placement agents for the Fund and may compensate sub-placement agents for their services.  The Fund will not bear any of the costs associated with these compensation arrangements.

Subscriptions for Interests
Generally, the minimum initial investment in the Fund is $100,000.  The minimum initial investment may be reduced by the Board.  [In connection with initial and additional investments, investors may be charged a placement fee (sales load) of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of the investor's account executive.  No placement fee is charged to certain types of investors.  Placement fees, if any, will reduce the amount of an investor's investment in the Fund and will neither constitute an investment made by the investor in the Fund, nor form part of the assets of the Fund.]  (See "Subscriptions for Interests.")

The Fund generally accepts initial and additional subscriptions for Interests as of the first day of each month.  However, the Fund may offer Interests more or less frequently.  All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds.  The investor must also submit a completed subscription document before the applicable subscription date.  The Fund reserves the right to reject any subscription for Interests and may, in its sole discretion, suspend subscriptions for Interests at any time.

The Fund accepts initial subscriptions for Interests in the amount of:  (i) $25,000 or more from certain eligible investors who are affiliated with the Fund or service providers to the Fund; and (ii) $50,000 or more from eligible investors who have aggregate investments of at least $250,000 in investment companies for which the Adviser or certain of its affiliates serves as investment adviser, managing member or general partner.  (See "Subscription for Interests.")

Investor Eligibility
Each prospective investor is required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended, and that the investor is also a "qualified client" as defined in Rule 205-3 under the Advisers Act.  Members who make additional investments in the Fund are required to meet the foregoing eligibility criteria at the time of the additional investment.  The relevant investor qualifications are set forth in a subscription agreement that must be completed by each prospective investor.  Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code").

Investor Suitability
An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Interests.  The Fund is designed for long-term investors with above-average risk tolerance.  Prior to making an investment decision, you should: (i) consider the suitability of this investment with respect to your investment objectives and personal situation; (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs; and (iii) consult with your financial adviser to determine whether an investment in the Fund is suitable for your risk profile.  (See "Investor Qualifications and Suitability.")

Because the Fund may generate "unrelated business taxable income" ("UBTI"), investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors may incur income tax liability to the extent the Fund's transactions are treated as giving rise to UBTI.  Investment in Interests by entities subject to ERISA and other U.S. tax-exempt entities requires special consideration.  (See "Tax Aspects" and "ERISA Considerations.")  Charitable remainder trusts may not want to purchase Interests because a charitable remainder trust is not exempt from Federal income tax under Section 664(c) of the Code for any taxable year in which it has UBTI.

Transfer Restrictions
Interests may be transferred only:  (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member; or (ii) under certain limited circumstances, with the written consent of the Board or its delegate (which may be withheld in its sole discretion).  The Board, or its delegate, generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities), (y) to members of the transferring Member's immediate family (siblings, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation.  The foregoing permitted transferees are not allowed to become substituted Members without the consent of the Board, which may be withheld in its sole discretion.  A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.  (See "Redemptions, Repurchases of Interests and Transfers – Transfers of Interests.")

Redemptions and Repurchases of Interests by the Fund
Interests are not redeemable and a Member has no right to require the Fund to redeem its Interest.  However, the Fund will from time to time offer to repurchase Interests or portions thereof from Members (other than the Special Advisory Member) pursuant to written tenders by Members on such terms and conditions as it may determine.  In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board considers the recommendation of the Adviser.  The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Interests from Members [two times each year, based on the value of Interests determined as of the last day of June and December].  The Board also considers the following factors, among others, in making its determination:  (i) whether any Members have requested to tender Interests or portions thereof to the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests or portions thereof; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.  (See "Redemptions, Repurchases of Interests and Transfers – No Right of Redemption" and "– Repurchases of Interests.")

The Limited Liability Company Agreement of the Fund, as it may be amended from time to time (the "LLC Agreement"), provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request to the Fund for the repurchase of its entire Interest, in accordance with the terms of the LLC Agreement, is not repurchased by the Fund within a period of two years following the date of the Fund's receipt of the request.

Distribution Policy
The Fund does not anticipate making periodic distributions of its net income or gains, if any, to Members.  The amount and times of distributions, if any, will be determined in the sole discretion of the Board.  Whether or not distributions are made, Members will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and should expect to pay these taxes from sources other than Fund distributions.  See "Additional Risk Factors—Distributions to Investors and Payment of Tax Liability."

Taxation
Counsel to the Fund will render an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes.  Counsel to the Fund also will render its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.  Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.  (See "Tax Aspects.")

ERISA Plans and Other Tax-Exempt Entities
Entities subject to ERISA and other tax-exempt entities, including employee benefit plans, individual retirement accounts and 401(k) and Keogh Plans, may purchase Interests provided they meet applicable investor eligibility criteria.  However, because the Fund may utilize leverage in connection with its trading activities, a tax-exempt Member may incur income tax liability with respect to its share of the Fund's net profits from leveraged transactions to the extent they are treated as giving rise to UBTI.  The Fund provides to tax-exempt Members the accounting information they require in order to report their UBTI for income tax purposes.

Investment in the Fund by tax-exempt entities requires special consideration.  Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum.

Reports to Members
The Fund furnishes to Members as soon as practicable after the end of each taxable year the information necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law.  The Fund also sends Members an unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Members also are sent quarterly reports regarding the Fund's operations.

Term	The Fund's term is perpetual unless the Fund is otherwise dissolved under the terms of the LLC Agreement.

Fiscal Year and Tax Year	The 12-month period ending [December 31]. The Fund's tax year for federal income tax purposes also ends on each [December 31].

Administrator
[__________________] ("[___]"), located at [__________________], serves as the Fund's administrator and provides various administrative and accounting services necessary for the operations of the Fund.

Custodian
[__________________] ("[___]"), located at [__________________], serves as the custodian for the Fund's assets and is responsible for maintaining custody of the Fund's cash and investments and for retaining sub-custodians to maintain custody of foreign securities held by the Fund.

Independent Registered Public Accounting Firm	[______________] serves as the independent registered public accounting firm of the Fund.

Legal Counsel
Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Fund.  The firm also acts as legal counsel to the Adviser and its affiliates with respect to various matters.  The firm does not represent potential investors with respect to their investment in the Fund.

*           *           *

SUMMARY OF FUND EXPENSES

The following table describes the fees and expenses that the Fund expects to incur and that Members can expect to bear.

Member Transaction Expenses

Maximum Sales Load
(as a percentage of offering price) (1)	[3.00%]

Annual Expenses (as a percentage of net assets attributable to Interests)

Management Fee (2)	2.00%
Incentive Allocation (3)	20%
[Administration & Investor Servicing Fees (4)]	[___]%
[Interest Payments on Borrowed Funds (5)]	[___]%
[Expenses on Securities Sold Short (6)]	[___]%
Other Expenses (7)	[___]%
Total Annual Expenses (excluding the Incentive Allocation)	[____]%
________________
(1)        In connection with initial and additional purchases of Interests, investors may be charged a placement fee (sales load) of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of the investor's account executive (the "Placement Fee").  No Placement Fee is charged to certain types of investors.

(2)        The management fee is a monthly fee payable at the annual rate of 2.00% of the Fund's net assets, determined as of the [beginning] of each month (the "Management Fee").  The Management Fee is payable in arrears within [___] days of the end of the month.

(3)        So long as the Adviser serves as the investment adviser of the Fund, the Adviser (or one of its affiliates designated by it) is entitled to be the "Special Advisory Member" of the Fund.  In such capacity, the Special Advisory Member is entitled to receive the Incentive Allocation from the capital account of each Member.  The Incentive Allocation is determined and made as of the last day of each "Allocation Period" in an amount equal to 20% of the amount by which such Member's "Positive Allocation Change" for such Allocation Period exceeds any positive balance in such Member's "Loss Recovery Account."  The Incentive Allocation is credited to the Special Advisory Account of the Special Advisory Member.  (See "Capital Accounts and Allocations -- Incentive Allocation" for more information.)

(4)        [                                                                                                                                                ]

(5)        ["Interest Payments on Borrowed Funds" is based on the Portfolio Managers' estimate of the expenses expected to be borne by the Fund in implementing their investment strategy.  However, this amount may vary in the current year and going forward, depending on market conditions as well as the availability of investment opportunities.  Borrowings by the Fund (which do not include short and derivative transactions) will not exceed 33 ⅓ percent of the Fund's total assets.  The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes.]

(6)        [In pursuing its investment objective, the Fund may effect short sales of securities that the Adviser believes are likely to decline in price.  The Fund may also effect short sales for hedging purposes.  "Expenses on Securities Sold Short" shown in the table reflects an estimate of gross expenses to be incurred by the Fund in effecting short sales during the current fiscal year.  However, this amount may vary in the current fiscal year and going forward, depending on whether the securities the Fund sells short pay dividends, the size of any such dividends and the amount of interest expenses on short sales paid to a broker when the proceeds of the short sale are released to the Fund.]

(7)        Because the Fund is new, "Other Expenses" are based on estimated amounts for the current fiscal year, assuming net assets of $50 million in the Fund.  "Other Expenses" may be higher if net assets are less than $50 million.  See "Operating Expenses" for more information.

________________________________________

The Incentive Allocation presents risks that are not present in funds without performance compensation.  The overall fees, expenses and the Incentive Allocation payable by the Fund and indirectly borne by its investors generally will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.

Based on the operating expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

1 Year	3 Year	5 Year	10 Year
$[____]	$[____]	$[____]	$[____]

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown in the example.  For a more complete description of the various costs and expenses, see "Fees and Expenses."  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

Global Chartist Fund, LLC (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.  The Fund has no operating history.  The Fund's principal office is located at 200 Park Avenue, 24th Floor, New York, New York 10166, and its telephone number is (212) [667-_____].  Advantage Advisers Multi-Manager, L.L.C., a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the investment adviser of the Fund (the "Adviser").  The managing member of the Adviser is Oppenheimer Asset Management Inc. ("OAM"), which is owned directly by E.A. Viner International Co., a subsidiary of Oppenheimer Holdings, Inc., a publicly held company.  The Adviser is an affiliate of Oppenheimer & Co. Inc. ("Oppenheimer" or the "Placement Agent"), which acts as the non-exclusive placement agent for the Fund.  Carter Braxton Worth, Chief Market Technician and Managing Director of OAM and Bryan Franco, CFA, Executive Director of OAM, serve as co-portfolio managers of the Fund (the "Portfolio Managers").  Advantage Advisers Management, L.L.C. holds a non-voting Special Advisory Member Interest (the "Special Advisory Member") in the Fund solely for the purpose of receiving the Incentive Allocation (defined below).  (See "Capital Accounts and Allocations – Incentive Allocation.").  Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Managers of the Fund (the "Board").  Investors who acquire limited liability company interests in the Fund ("Interests") and are admitted to the Fund will become members of the Fund ("Members").

USE OF PROCEEDS

The Fund expects that the proceeds from the sale of Interests[, excluding the amount of any placement fees paid by investors and] net of the Fund's fees and expenses, will be invested in accordance with the Fund's investment program as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Fund.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company.  Private investment funds are unregistered, commingled asset pools that are often aggressively managed and interests in the funds typically are offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors.  The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations.  Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors.  The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to an unregistered private investment fund in that its investment portfolio may be more actively managed than most other investment companies and Interests are sold in comparatively large minimum denominations ($100,000) in a private placement solely to high net worth individual and institutional investors, whose capital accounts are subject to both asset-based fees and performance-based allocations.  However, the Fund like other closed-end investment companies, has registered under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in the Fund's investment program.  This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

INVESTMENT PROGRAM

Investment Objective and Policies

The Fund's investment objective is to seek maximum capital appreciation.  It pursues this objective by investing globally across different markets, countries, regions, sectors and industries and by investing in different asset classes.  In making decisions to purchase and sell securities and other investments for the Fund, the Adviser uses technical analysis to identify investments it believes have the greatest potential to increase or decrease in price.

The Fund's investments are expected primarily to include:

●	equity securities of U.S. and non-U.S. issuers;

●
shares of exchange-traded funds that are registered as investment companies under the 1940 Act ("ETFs") and shares of similar exchange-traded products, such as exchange-traded notes ("ETNs"), that are not registered investment companies ("ETPs," and together with ETFs, "Traded Funds");

●	commodity-linked investments;

●	foreign currency; and

●	derivatives, including futures, options and swaps.

No assurance can be given that the Fund will achieve its investment objective or that Members will not lose money.

The Fund's investment objective is fundamental and may not be changed without the approval of Members.  However, except as otherwise stated in this Confidential Memorandum, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board without a vote of Members.  The Fund may change any investment policy or strategy that is not fundamental if the Board believes doing so would be consistent with the Fund's investment objective.

The Fund's Investment Strategy

The Fund seeks capital appreciation by purchasing and selling investments based on buy signals and sell signals generated by the Adviser's technical analysis of market data.  The Adviser uses pattern interpretation to filter the universe of securities and other investments to identify those it believes are most likely to experience meaningful, near term price movements.  Its investment process involves consideration of a variety of technical data, including market prices, trading volume, momentum, trends and moving averages relating to specific securities, asset classes, industry sectors, markets and market sectors.  After the Fund has established an investment position, the Adviser systematically reassesses and evaluates the merits of maintaining that position.

   The Adviser adheres to a rigorous buy and sell discipline in making investment decisions for the Fund, and follows clearly defined buy signals and sell signals derived from its technical analysis.  If the Adviser identifies a sell signal for a particular security or other investment held by the Fund, it will promptly effect a sale of the investment, regardless of how long it has been held by the Fund.  (See "_____________" for additional information regarding the Adviser's investment process and its use of technical analysis.)

   Based on the Adviser's experience, buy signals and sell signals derived from technical analysis are indicative of price movements that are generally expected to occur within a timeframe of approximately one to three months.  As a result, it is expected that the Fund will actively and frequently trade securities and other investments in its portfolio and generally will have a high rate of portfolio turnover (e.g., 400% or more).  A high portfolio turnover rate will cause the Fund to incur higher transaction costs and may also have adverse tax consequences for investors.  (See "Principal Risk Factors --- Portfolio Turnover Risk.")

   The Fund generally invests primarily in equity securities, but also may invest in foreign currency and commodity-related investments when the Adviser believes those investments present opportunities for the Fund to realize capital appreciation.

    It is expected that the Fund will typically hold 70 to 100 investment positions.  However, the number of positions held at any time by the Fund will vary and may occasionally exceed or fall below this range when the Fund is accumulating new positions, phasing out and replacing existing positions, or responding to unusual market conditions.  As a non-diversified investment company, the Fund may be subject to greater overall risk than a diversified investment company to the extent that adverse events affecting a particular investment may have a greater impact on the Fund's net asset value.  (See "Principal Risk Factors --- Non-Diversified Risk.")

   The Adviser has not previously managed portfolios using the investment strategy it employs in managing the Fund's investment portfolio and there can be no assurance that the Adviser's technical analysis will be successful in identifying future price movements of securities or other investments.  (See "Principal Risk Factors --- Technical Analysis Risk." and "Additional Risk Factors --- Limited Portfolio Management Experience.")  For these reasons, and because of other risks associated with the Fund's investment program, there can be no assurance that the Fund will achieve its investment objective and you may lose money by investing in the Fund.

Principal Investments of the Fund

Under normal market conditions, the Fund invests in securities of issuers in at least three countries, including the U.S.  It invests globally and is not restricted as to the markets or market capitalization of issuers in which it may invest or as to the asset classes of its investments.  However, the Fund expects to invest primarily in the following types of investments:

●
Equity Securities: The Fund's investments in equity securities will generally focus on long and short positions in: (i) publicly traded equity securities of U.S. issuers that have market capitalizations ranging from approximately $50 million to $300 million; and (ii) publicly traded equity securities of the largest 40% of non-U.S. issuers by market capitalization.  For these purposes, "securities of non-U.S. issuers" include securities of issuers that have their headquarters outside the U.S. and securities of issuers that are quoted or denominated in a currency other than U.S. dollars.  Equity securities held by the Fund may include common stock, preferred stock, convertible securities, rights and equity warrants.

Securities of non-U.S. issuers in which the Fund invests may be listed on foreign securities exchanges or traded in foreign over-the-counter markets.  Investments in these securities are affected by risk factors generally not thought to be present when investing in the securities of U.S. issuers, including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations.  (See "Principal Risk Factors --- Non-U.S. Investment Risk Generally.")

The Fund may invest without limitation in the securities of companies that are located in, or conduct business in, emerging or developing countries.  These investments are subject to greater risks than the securities of companies in developed countries.  (See "Principal Risk Factors --- Non-U.S. Investment Risk: Emerging Markets Risk.")

The U.S. issuers in which the Fund may invest have smaller market capitalizations.  The prices of securities of these companies are generally more volatile as compared to the prices of securities of companies with larger market capitalization.  (See "Principal Risk Factors — Market Capitalization Risk.").  Because Mr. Worth makes recommendations relating to the purchase and sale of the equity securities of U.S. issuers with large market capitalizations, including in published research reports and in advice to subscribers to OAM research (among others), the Fund does not purchase or sell securities of large-cap U.S. issuers.  (See "Additional Risk Factors — Restrictions on Investment Program.")

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity.  Common stock usually carries with it the right to vote on the election of directors and other important matters and frequently has an exclusive right to do so.

Preferred stocks generally have a preference over an issuer's common stock as to dividends and in the event of liquidation, but it ranks junior to debt securities in an issuer's capital structure.

As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market value of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in the value of a debt security with similarly stated yield characteristics.  The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares.  Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade.

Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid.  However, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests, if any, will be declared or paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.  (See "Principal Risk Factors --- Equity Securities Risk: Preferred Stock.")

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or different issuer or into cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive interest that is generally paid or accrued on debt, or a dividend that is paid or accrued on preferred stock, until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities have unique investment characteristics, in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).  Therefore, the investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  Generally, the conversion value decreases as the convertible security approaches maturity.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.  A convertible security generally sells at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income or preferred security.

Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities.  Moreover, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.  (See "Principal Risk Factors --- Equity Securities Risk: Convertible Securities.")

Equity warrants are securities that permit, but do not obligate, the holder to subscribe for equity issues of the issuing company or a related company on a certain date or during a specified period at a fixed price, usually higher than the market price at the time of issuance.  Warrants are usually freely transferable.  A risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.  In particular, the Fund may invest in equity warrants of domestic and international issuers.  In addition, the Fund may hold rights, which are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company.

Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or asset and these instruments cease to have value if they are not exercised prior to their expiration dates.  (See "Principal Risk Factors --- Equity Securities Risk: Warrants and Rights.")

●
Traded Funds:  The Fund may invest in Traded Funds to obtain investment exposure (long or short) to particular markets,  industry or market sectors or asset classes, including commodities.  Investments in Traded Funds may also be used to hedge investment exposures created by other investments of the Fund.

Traded Funds can provide exposure to broad-based indices, market cap segments, sectors and industries, and specific countries or regions of the world.  Typically, a Traded Fund holds a portfolio of common stocks or other assets designed to track the performance of a particular index or a "basket" of stocks of companies within a particular industry sector or group or of a particular asset class.  In general, Traded Funds may contain anywhere from fewer than 20 securities up to more than 1,000 securities.  As a result, investors in Traded Funds (and investors in the Fund) obtain exposure to a much greater number of securities than an individual investor would typically be able to obtain on their own.  The performance of Traded Funds is generally highly correlated with the indices or sectors which they are designed to track.

Traded Funds sell and redeem their shares at net asset value in large blocks called "creation units."  Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).  Traded Funds therefore possess characteristics of traditional open-end funds, which issue redeemable shares, and of corporate common stocks, which generally issue shares that trade at negotiated prices on securities exchanges and are not redeemable.  The Fund does not anticipate purchasing creation units.  The Fund generally expects to purchase shares of Traded Funds through broker-dealers in transactions effected on securities exchanges, and, in such cases, the Fund will pay customary brokerage commissions for each purchase and sale.

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds.  In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.  Traded Funds incur fees and expenses that are separate from and in addition to those of the Fund.  (See "Principal Risk Factors --- Traded Funds Risk: ETFs." and "Principal Risk Factors --- Traded Funds Risk: ETNs.")

The Fund's investments in Traded Funds that are registered as investment companies under the 1940 Act (i.e., ETFs) may be subject to limits in the 1940 Act on investments in other investment companies.

●
Commodity-Linked Investments:  The Fund may seek capital appreciation by making commodity-linked investments involving transactions in futures contracts (and related options) and the use of structured notes, swaps or other derivatives that are designed to provide exposure to the investment returns of physical commodities.  These types of investments may subject the Fund to greater volatility and involve different risks than investments in traditional securities.  (See "Principal Risk Factors --- Commodity-Linked Investments Risk.")  The Fund does not invest directly in physical commodities.

A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for specified commodity, financial instrument or currency with delivery deferred until a future date.  The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset.  The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary.  Futures contracts are standardized and many trade on commodity exchanges in a manner similar to the way stocks are traded.

At the time a futures contract is made, a good faith deposit called initial margin is required.  Thereafter, the futures contract is valued daily and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase.  At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.  In particular, commodity futures contracts normally specify a certain date for the delivery of the underlying physical commodity.  In order to avoid the delivery process and maintain a long futures position, the Fund will typically replace futures contracts as they approach expiration by contracts that have a later expiration.  This process is known as "rolling" a futures position.  As a result, the Fund will not engage in physical settlement of commodities futures.

The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a registered investment company is exempt from the definition of a "commodity pool operator."  The Fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.  However, the CFTC recently proposed to amend Rule 4.5 and the proposed amendment may result in significant changes in the way in which registered investment companies that invest in futures are regulated.  (See "Additional Risk Factors --- Regulatory Risk: Commodity Futures Trading Commission.")

The Fund may also utilize commodity-linked structured notes to gain exposure to commodities markets.  Commodity-linked structured notes have characteristics of both a debt security and a commodity-linked derivative.  Typically, commodity-linked structured notes are issued by a bank or other financial institution or a commodity producer at a specified face value (for example $100 or $1,000).  They usually pay interest at a fixed or floating rate until they mature, which is normally in 12 to 18 months.  At maturity, the Fund receives a payment that is calculated based on the price increase or decrease of an underlying commodity and may be based on a multiple of the price movement.  The underlying commodity may be a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures or options contract, a commodity index (such as the S&P GSCI), or some other asset.

The Fund typically has the right to "put" (or sell) a commodity-linked structured note to the issuer at any time, at a price that is calculated based on the price movement of the underlying asset.  A typical commodity-linked structured note also provides that the issuer will automatically repurchase the note from the Fund if the value of the note decreases to a specified level based on the price of the underlying asset.  The Fund's investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value.  (See "Principal Risk Factors --- Derivatives Risk: Commodity-Linked Structured Notes.")

The Fund may also invest in commodity-linked swaps.  Swap agreements are two party contracts ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a specified asset or financial instrument, which may be adjusted for an interest factor.  The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such asset or financial instrument.

Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract.  The payment streams are calculated by reference to an agreed upon notional amount.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  (See "Principal Risk Factors --- Derivatives Risk: Swaps.")

●
Foreign Currency:  The Fund may enter into foreign currency contracts (including foreign currency futures and foreign currency forwards) to obtain exposure to fluctuations in the values of foreign currencies when the Adviser believes there are opportunities for capital appreciation from such investments.  Foreign currency contracts and transactions in foreign currencies may also be used to reduce foreign currency risks associated with the Fund's investments in securities of non-U.S. issuers.  However, the Fund is not obligated to hedge currency risks associated with these investments.  (See "Principal Risk Factors — Foreign Currency Risk." and "Principal Risk Factors — Derivatives Risk:  Forward Foreign Currency Contracts and Currency Futures.")

Through forward foreign currency contracts and foreign currency futures contracts, the Fund may gain economic exposure comparable to the economic exposure that it would have if it had bought or sold the currencies directly.  A forward contract, for example, requires the purchase or delivery of a specified amount of a foreign currency at a specific price on a specific date, usually 30, 60, or 90 days in the future.  These contracts are entered into directly between currency traders and their customers.  The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency.  The Fund may use these contracts to seek profit from changes in the value of a foreign currency relative to U.S. dollars or another foreign currency.  In addition, the Fund may use these contracts to hedge currency fluctuation risks associated with non-U.S. securities that it holds or for the purpose of locking in the U.S. dollar price of non-U.S. securities that the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold non-U.S. securities.  Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Currency futures contracts may be used for investment or hedging purposes.  For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.  All of these currency contracts may fall in value due to foreign currency value fluctuations.  (See "Principal Risk Factors --- Non-U.S. Investment Risk: Foreign Currency Risk." and "Principal Risk Factors --- Derivatives Risk: Forward Foreign Currency Contracts and Currency Futures.")

●
Derivatives:  The Fund may purchase and sell futures contracts (and related options) on stocks, stock indices and fixed income securities (in addition to its transactions in futures relating to physical commodities and foreign currencies).  These instruments may include single stock futures, index futures (including interest rate futures) and options on these futures.  In addition, the Fund may purchase and write put and call options on securities (including options on shares of Traded Funds) and securities indices and may enter into swaps and other derivative transactions involving securities and securities indices (in addition to its transactions in commodities and currency related derivatives).  Investments in derivatives may also include the use of "market access products," including zero strike options, zero strike warrants and credit default swap agreements, which allow investors to obtain economic benefits and risks similar to those associated with the ownership of securities through a counterparty, without obtaining a direct ownership of the underlying securities.  The Fund may also enter into credit default swaps to seek investment exposure to changes in the creditworthiness of specific issuers.

A put option on a specific security gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  Similarly, a call option on a specific security gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.  By purchasing a put option on an individual stock, the Fund could hedge the risk of a decline in the price of that stock.  The Fund may also write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest.  The writing and purchase of options is a highly specialized activity which involves special investment risks.  The successful use of options depends in part on the ability of the Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency or commodity) markets.  (See "Principal Risk Factors --- Derivatives Risk: Options Generally.")

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

The value of an index option fluctuates based on movements in the level of the index rather than the price of a particular stock.  The Fund will realize a gain or loss from the purchase or writing of options on an index depending on movements in prices in the stocks or other assets that are included in the index.  By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if the index value falls.  The Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option. Accordingly, successful use by the Fund of index options will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular asset class.  This requires different skills and techniques than predicting changes in the price of individual securities.  (See "Principal Risk Factors --- Derivatives Risk: Options on Stock Indices.")

Options on futures contracts give the holder a right to buy or sell futures contracts in the future.  Unlike a futures contract, which requires the parties to the contract to buy and sell an asset on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract.  If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option.  Because the purchase price for the option is paid at the time of its purchase or sale, there are no daily payments of cash to reflect the change in the value of the underlying contract.  However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, the value of an option on a futures contract changes daily.

Options transactions may be effected on securities exchanges or in the over-the-counter market.  Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

"Market access products" are derivative instruments which provide synthetic exposure to the performance of a specified stock index, basket of stocks or specific underlying security.  They include zero strike options, zero strike warrants and credit default swap agreements.  Market access products are subject to the same risks as direct investments in securities.  If the value of the securities or index underlying one of these instruments decreases in value, the value of the market access product will decrease commensurately.  To the extent that the Fund invests in a market access product whose return corresponds to the performance of a foreign securities index or one or more non-U.S. stocks, investing in such product will involve risks similar to the risks of investing in non-U.S. equity securities.  (See "Principal Risk Factors --- Non-U.S. Investment Risk Generally.")  In addition, market access products are subject to counterparty risk due to the fact that the product is issued by a broker.  If the broker suffers a significant credit event and cannot perform under the terms of the agreement, a market access product may lose value regardless of the strength of the underlying securities or index.  (See "Principal Risk Factors --- Derivatives Risk: Counterparty Credit Risk.")

Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party (the protection buyer) making payments to the other party (the protection seller) in return for the ability of the protection buyer to deliver a reference obligation to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller.  Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors.  As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligation that may have little or no value.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

The use of credit default swaps, like all swap agreements, is subject to certain risks.  If a counterparty's creditworthiness declines, the value of the swap would likely decline.  (See "Principal Risk Factors --- Derivatives Risk: Counterparty Credit Risk.") Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

These various types of transactions in derivatives may be used to seek capital appreciation or to hedge other investment positions of the Fund.  The use of derivatives exposes the Fund to certain risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.  (See "Principal Risk Factors --- Derivatives Risk.")

Fund Investment Techniques and Other Investments

●
Short Sales: In pursuing its investment objective, the Fund may effect short sales of securities that the Adviser believes are likely to decline in price.  The Fund may also effect short sales for hedging purposes.  When the Fund effects a short sale, it sells a security that it has borrowed in anticipation of a decline in the price of that security with the goal of subsequently purchasing the same security at a lower price.  If the price of the security declines in an amount exceeding the Fund's transaction costs (including interest paid to the lender of the security and brokerage commissions), the Fund will realize a gain on the transaction.  However, if the price of the security increases, the Fund will incur a loss.  The Fund may also take short positions in securities and other investments through the use of derivatives.  Under circumstances when the Adviser's technical analysis identifies greater opportunities for capital appreciation by effecting short sales of securities (rather than by purchasing securities), the Fund's portfolio may have a "net-short bias," where the dollar value of the short positions exceed the value of long positions.  The use of short sales is considered a speculative investment practice and involves certain risks.  (See "Principal Risk Factors --- [ ___________ ].")  In addition, short sale transactions, may cause the Fund to realize short-term capital gains, which will be taxable to investors as ordinary income.  (See "Certain Tax Matters --- Taxation of Short Sales.")

●
”:  The Fund may use leverage in connection with its investment program.  Leverage involves the use of borrowings for the purpose of making investments.  The Fund will not borrow money in an amount exceeding 33 ⅓ percent of its total assets.  The use of leverage is considered a speculative investment practice and involves certain risks.

●
Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of the value of the Fund's investment portfolio.  In the event that the Fund's portfolio investments decline in value, the Fund could be subject to a "margin call" and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings.  In the event of a sudden, precipitous drop in value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing.  Leverage also creates interest expense that may lower the Fund's overall returns.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.  (See "Principal Risk Factors --- Leverage & Borrowings Risk.")

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness.  The staff of the SEC's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position.  Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities.  Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities.

In order to obtain "leveraged" exposure to certain investments or markets, the Fund may make use of derivative instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement or do not create indebtedness in an amount equal to the notional value of the instruments.  These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.  There is no guarantee that a leveraging strategy will be successful.

●
Short-Term and Defensive Investments:  For liquidity purposes, the Fund may hold cash or invest a portion of its assets in various types of money market instruments, including debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities"), repurchase agreements for U.S. Government Securities, commercial paper, certificates of deposit, banker's acceptances issued by domestic branches of U.S. banks that are members of the FDIC and other high quality, short-term investments or may invest in shares of money market funds.  The Fund may also assume a defensive investment position and temporarily invest all or a substantial portion of its assets in these instruments and in other types of high quality debt securities during periods of adverse market conditions.  At such times as the Fund invests in this manner, it will not be pursuing its investment objective of seeking maximum capital appreciation.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law.  If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the value of the Fund's investment would be adversely affected.  The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund's Interests are guaranteed by the FDIC or any other government agency, or that the value of the Fund's investment portfolio will not continue to fluctuate.

The Investment Process

The focus of the Fund is on identifying those instruments which are judged by the Adviser likely to move immediately higher or lower based on a technical appraisal.  The Portfolio Managers believe that the immediate, day-to-day price action of securities is predictable, but only at certain critical junctures.  They have developed a set of objective, and consistently-defined criteria that are used to identify these critical junctures, and thereby filter the investment universe.  A fundamental tenet of technical analysis is that certain critical junctures - which manifest themselves in the charts of every security for which market participants come together to settle on a price - are reflective of human nature and, therefore, repeat themselves ad infinitum.  The systematic identification of these junctures become the buy and sell points for any given security.

The Fund's investment program emphasizes active management of the portfolio.  Consequently, the Fund's portfolio turnover rate generally is anticipated to be 400% or more and thus, the Fund's brokerage commission expenses may significantly exceed those of other registered investment companies.  Additionally, a high portfolio turnover rate may result in the realization of capital gains, including short-terms gains which will be taxable to shareholders as ordinary income.  (See "Principal Risk Factors — Active Management Risk.")

Fundamental Investment Policies

The Fund has adopted the following six fundamental investment policies, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act):

(1)	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry.

(2)
The Fund will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Fund of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

(3)	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(4)
The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

(5)
The Fund will not purchase or sell physical commodities, but the Fund may purchase and sell commodity futures contracts (and related options) and foreign currency futures and options, may enter into foreign currency forward contracts, and may engage in transactions in financial instruments relating to commodities and foreign currency, in each case to the extent permitted under the Fund's investment policies as in effect from time to time.

(6)
The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate and may engage in transactions in financial instruments relating to real estate.

The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the company duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.  In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law.  The Fund may effect brokerage transactions through the affiliates of the Adviser, subject to compliance with the 1940 Act.  (See "Potential Conflicts of Interest" and "Brokerage.")

PRINCIPAL RISK FACTORS

An investment in the Fund is speculative and involves substantial risks.  There can be no assurance that the Fund's investment objective will be achieved.  In particular, the use of leverage, short sales and derivative instruments can, in certain circumstances, result in significant losses shareholders.  The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of investments, poor economic growth, pronounced market volatility, and political and legal developments.  Prospective investors should invest only if they can sustain a complete loss of their investment.

Active Management Risk.  The Fund's performance will reflect in part the ability of the Portfolio Managers to select securities and to make investment decisions that are suited to achieving the Fund's investment objective.  Due to its active management, the Fund could underperform other funds with similar investment objectives and strategies.

Technical Analysis Risk.  The Adviser employs technical analysis to identify investments it believes have the greatest potential to increase or decrease in price.  Technical analysis is a method of evaluating securities by considering a variety of technical data generated by market activity, including market prices, trading volume, momentum, trends and moving averages relating to specific securities, asset classes, industry sectors, markets and market sectors.  Securities selected using technical methods may perform differently than the market as a whole.  The analyses and judgments of the Portfolio Managers regarding individual stocks, the financial markets, the economy, and many other factors may prove incorrect, resulting in the Fund's investments losing value.  There can be no assurance that these methodologies employed by the Adviser will enable the Fund to achieve its objective.

Issuer Risk.  The performance of the Fund depends on, among other things, the performance of the individual companies in which the Fund invests.  An issuer may report poor performance results, causing the value of its securities to decline.  Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, industry, regulatory or economic trends and developments or other factors.  Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Market Risk.  The Fund could lose money due to market movements.  The market value of investments may fall or fail to rise.  Market risk may affect a single issuer, sector of the economy or the market as a whole.  Stock markets can be volatile at times, and stock prices can change drastically and unpredictably.  Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time.  During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Equity Securities Risk: Common Stocks.  Equity securities held by the Fund may include common stock, preferred and convertible preferred stocks and securities with values that are tied to the price of stock, such as rights, warrants and convertible securities.  (See "Equity Securities Risk: Convertible Securities.", "Equity Securities Risk: Preferred Stock." and "Equity Securities Risk: Warrants and Rights." below.)  Because the Fund will ordinarily have exposure to equity securities, historical trends would indicate that the Fund's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund.  Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund.  The prices of equity securities fluctuate for many different reasons, including changes in investors' perception of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur.  In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Equity Securities Risk: Convertible Securities.  Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk.  Convertible securities also react to changes in the value of the common stock into which they convert.  Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock.  In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company.  The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.

Equity Securities Risk: Preferred Stock.  There are special risks associated with investing in preferred stock.  Preferred stock may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.  In addition, preferred stock is subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than more senior debt instruments.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government Securities.  Moreover, preferred security holders generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Equity Securities Risk: Warrants and Rights.  Equity securities held by the Fund may include warrants and rights.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Non-U.S. Investment Risk Generally.  The Fund may invest without limitation in securities of non-U.S. issuers.  Investments in these securities are affected by risk factors generally not thought to be present when investing in the securities of U.S. issuers, including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations.  Non-U.S. securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell non-U.S. securities at desirable times or prices.  Brokerage commissions, custodial fees and other fees are also generally higher for non-U.S. securities.  The Fund may have limited or no legal recourse in the event of default with respect to certain non-U.S. securities, including those issued by foreign governments.  In addition, foreign governments may impose potentially confiscatory withholding or other taxes, thereby reducing the amount of income and capital gains available to distribute to shareholders.  Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.  The Fund may invest without limitation in companies located in, or doing business in, emerging or less developed countries.  These investments are typically subject to the foregoing risks to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund's net asset value.  (See "Principal Risk Factors --- Non-U.S. Investment Risk: Emerging Markets Risk." below.)

Non-U.S. Investment Risk: Emerging Markets Risk.  The Fund may invest without limitation in securities of companies that are located in, or conduct business in, emerging or developing countries.  These investments are typically subject to the risks set forth below under "Non-U.S. Investment Risk" to a much greater degree than investments in developed countries and thus, investments in less developed countries could potentially increase volatility in the Fund's net asset value.  Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines.  The economies of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of rate of growth of gross domestic product, resource self-sufficiency, capital reinvestment, number and depth of industries forming the economy's base, rate of inflation and condition and stability of financial institutions.  Moreover, the economies in developing countries are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures.  Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment.  Significant risks of war and terrorism currently affect some developing countries.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many such markets are less liquid, and their prices are often more volatile than those of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which the Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in certain emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Non-U.S. Investment Risk: Foreign Currency Risk. The Fund's exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions in non-U.S. securities, that the U.S. dollar will decline in value relative to the currency in which the securities are denominated.  The liquidity and trading value of foreign currencies could be effected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments.  As a result, the Fund's exposure to foreign currencies may result in losses to the Fund.

Traded Funds Risk: ETFs.  The Fund may purchase and effect short sales of shares of ETFs.  An ETF's share price may trade below its net asset value.  In addition, the performance of an ETF may vary from the actual performance of its specified market index or sector, known as "tracking error."  This may happen due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances.  Some ETFs use a technique called "representative sampling," which means that the ETF invests in a representative sample of securities in its target index rather than all of the index securities.  This could increase the risk of a tracking error.  ETFs in which the Fund expects to invest generally are unmanaged and do not attempt to take defensive positions in volatile or declining markets.  An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons.  There can be no assurance that an ETF's shares will continue to be listed on an exchange.  In addition, shareholders of the Fund bear both their proportionate share of the Fund's expenses and similar expenses incurred through the Fund's ownership of shares of ETFs.  Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses.  Although expense ratios for ETFs are generally low, frequent trading of ETFs can generate brokerage expenses.

There is a risk that ETFs in which the Fund invests may terminate their operations and liquidate due to extraordinary events.  For example, any of the service providers to an ETF, such as the trustee or sponsor, may close or otherwise fail to perform its obligations to the ETF, and the ETF may not be able to find a substitute service provider.  ETFs may also be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names.  If these licenses are terminated an ETF may terminate its operations and liquidate.  In addition, the sponsor or board of an ETF may determine to liquidate the ETF if its net assets fall below a certain amount.

Traded Funds Risk: ETNs.  The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index.  ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral.  ETNs are subject to credit risk.  The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity.  ETNs are also subject to the risk of being illiquid.  When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.  There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity.  The Fund's decision to sell its ETN holdings may be limited by the unavailability of a secondary market.

Short Sales Risk.  The Fund's investment program includes the use of short sales.  Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in securities sold short are more risky than long positions (purchases) in securities because the maximum loss on a stock purchased is limited to the amount paid for the securities plus the transaction costs, as compared to a short sale, where there is no limit on the loss that may be incurred, because the potential increase in the price of the stock that is sold short.  The Fund may also take short positions in securities or other assets through the use of derivatives, such as futures, options, forwards or swaps.  A short position created through the use of a derivative, like short sales of securities, involves the risk of a theoretically unlimited loss because there is no limit on the possible increase in price of the securities or other assets underlying derivative.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer.  The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement.  Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transactions costs, where in the case of a short sale, there is no limit on the loss that may be incurred.  Moreover, the amount of any gain achieved through a short sale will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.  There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice.  If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, and the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.  Short selling may exaggerate the volatility of the Fund's investment portfolio.  Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund.  In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain, which will be passed through to investors as ordinary income.  (See "Certain Tax Matters --- Taxation of Short Sales.")

Prime Brokerage Relationship Risk.  The Fund expects to use Merlin Securities, LLC as its prime broker and to use the prime broker to effect short sales.  Because the Fund expects to effect short sales as part of its principal investment strategy, short proceeds deposited with the prime broker could represent a material portion of the Fund's total assets.  This may expose the Fund to significant risks or difficulty in obtaining access to such portion of its assets in the event of the default or bankruptcy of its prime broker.  The Adviser will monitor on an ongoing basis the creditworthiness of the Fund's prime broker(s).  Nevertheless, it is often impossible to obtain sufficient information to make fully-informed judgments or determinations of the risk that a particular firm or financial institution will fail; particularly, given the speed with which a financial institution's creditworthiness may decline when faced with liquidity pressures.

An inability for the Fund to establish or maintain a relationship with a prime broker may limit the Fund's trading activities, prevent the Fund from trading at optimal rates and terms, could create losses and limit the availability of financing to the Fund, each of which could adversely affect the Fund.  Moreover, a disruption in the services provided by a prime broker before the Fund is able to establish additional or alternative relationships (which may not be successful) could have a significant impact on the Fund's business due to the Fund's reliance on such counterparties.

Financial institutions may re-evaluate their prime brokerage business from time to time, which may impact the availability of credit to the Fund and the terms on which it is offered, including the cost thereof, creating a more difficult financing environment for many asset classes and this could adversely affect the Fund's returns and investment activities.  In addition, the Fund may face an increased risk of being subject to significant changes in margin requirements as prime brokers modify their risk models to determine how much to lend to their customers.  Furthermore, prime brokers may face additional regulation in the foreseeable future, which may affect their willingness or ability to provide prime brokerage services and the costs of such services.  Financing costs are likely to be significantly higher or assets may become impossible to finance if they cannot be financed by prime brokers.

Portfolio Turnover Risk.  The Adviser actively and frequently trades securities for the Fund in pursuing the Fund's investment program.  Consequently, the Fund generally expects to have a high portfolio turnover rate which will increase certain expenses, such as brokerage commissions and other transaction costs, incurred by the Fund.  Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.  The use of certain derivatives with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  The Adviser will sell a security consistent with the Fund's investment program and the Portfolio Managers' methodologies, regardless of the effect on the Fund's portfolio turnover rate.  Although the Fund's portfolio turnover rate is expected to be generally high, portfolio turnover may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issuers warrant such action.

Derivatives Risk Generally.   The purchase and sale of derivative instruments, including, options, swaps, futures contracts and other derivatives, involve risks different from those involved with direct investments in securities and also require different skills from the Adviser than those required in managing investments in securities.  Although utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's portfolio, the Fund's performance will be worse than if the Fund did not make such investments.  Derivatives used to hedge investment positions may offset losses, but they may also offset gains.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used, which may result in increased or unanticipated losses.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets.  Moreover, to the extent that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could experience losses, including the possibility of not obtaining a recovery of its investment or obtaining only a limited or delayed recovery.  (See "Principal Risk Factors --- Derivatives Risk: Counterparty Credit Risk." below.)  In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its investment performance.  Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Derivatives Risk: Commodity-Linked Structured Notes.  The Fund's investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value.  In addition to commodity-linked investment risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary (i.e., liquid) market, and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment.  Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange.  At any time, the risk of loss associated with a particular structured note in the Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund's portfolio, which may make it difficult for the notes to be sold at a price acceptable to the Portfolio Managers or to accurately value them.  Commodity-linked structured notes are also subject to the credit risk of the issuer.  If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile.  Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable.  Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Derivatives Risk: Counterparty Credit Risk.  The Fund will be subject to counterparty credit risk with respect to its use of derivative instruments, such as swaps, that do not trade on an exchange.  If a counterparty to such an instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  To partially mitigate this risk, the Adviser will effect transactions in derivatives only on an exchange or with counterparties that it believes are creditworthy.

Derivatives Risk: Credit Default Swaps. Credit default swaps can involve greater risks than if the Fund had invested in the reference obligation directly because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Derivatives Risk: Forward Foreign Currency Contracts and Currency Futures.   Forward foreign currency contracts and currency futures contracts may fall in value due to foreign currency value fluctuations.  The Fund may use transactions in forward foreign currency contracts or currency futures for investment purposes or for risk management (hedging) purposes.  However, the Fund may not be successful in the use of these instruments and may incur losses in its transactions.  Unanticipated changes in the currency markets could result in reduced performance for the Fund.  Cash or securities designated in an amount equal to the value of the Fund's currency contracts, or as designated for currency futures, may limit the Fund's investment flexibility.  The Fund may incur a loss when engaging in offsetting transactions at, or prior to, maturity of a forward foreign currency or futures contract.  The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars.

Derivatives Risk: Futures Contracts (and Options On Futures). The Fund's use of futures contracts involves various risks.  The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium paid by the Fund.  Futures markets are highly volatile and the use of futures may increase the volatility of the value of the Fund's investment portfolio  In addition, as a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund relative to the amount of its investment.  Futures contracts may be illiquid.  The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced.  Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract.  The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.

Buying an option on a futures contract exposes the Fund to the risk of loss of the premium paid for the option.  The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities.  If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price.  To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction.  The Fund could enter into a closing transaction by purchasing an option with the same terms as the one previously sold.  The cost to close the option and terminate the Fund's obligation, however, might still result in a loss.  Further, the Fund might not be able to close the option because of insufficient activity in the options market.

Derivatives Risk: Options Generally.  The Fund may purchase and write put and call options on securities (including options on securities of Traded Funds) and securities indices. The writing and purchase of options is a highly specialized activity which involves special investment risks.  The successful use of options depends in part on the ability of the Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or commodity or currency) markets.  If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which the options are written and purchased and the instruments in the Fund's portfolio, the Fund may incur losses that it would not otherwise incur.  The use of options can also increase the Fund's transactions costs.  In that connection, the Fund assumes the risk of loss of the premium when it buys an option.  To be beneficial to the Fund, the price of the underlying security or other asset must change within the time set by the option contract.  Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security or other asset.  Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.  Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer.  These options may be more difficult to close.  If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Derivatives Risk:  Options on Stock Indices.  The purchase and sale of options on stock indices is subject to risks applicable to options transactions generally, discussed above.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.

Derivatives Risk: Swaps.  The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Swaps are subject to credit risk or the risk of default or non-performance by the counterparty.  (See "Principal Risk Factors --- Derivatives Risk: Counterparty Credit Risk." above.) Additionally, swaps are often less liquid than exchange-traded instruments.  Swaps could result in losses if the underlying asset does not perform as expected.  If the Portfolio Managers are incorrect in their forecasts of market values or in their evaluation of the creditworthiness of swap counterparties, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Leverage & Borrowings Risk. The Fund may use leverage in connection with its investment program by borrowing money from brokers to purchase securities on margin or by borrowing from banks.  This practice is speculative and involves certain risks.  Because short sales involve borrowing securities and then selling them, short sales also have the effect of leveraging the Fund's assets.  Although leverage can increase investment returns if the Fund earns a return on investments purchased with borrowed funds that is greater than its costs of borrowing and transaction costs, the use of leverage will decrease investment returns if the Fund fails to earn more on investments purchased with borrowed funds than its costs.  The use of leverage will therefore magnify the volatility of the value of the Fund's investment portfolio.  In the event that the Fund's portfolio investments decline in value, the Fund could be subject to a "margin call" and will be required to deposit additional collateral with the lender or suffer mandatory liquidation of securities pledged as collateral for its borrowings.

Market Capitalization Risk.  The Fund will invest in the equity securities of U.S. companies having market capitalizations ranging from approximately $50 million to $300 million .  These companies often have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  In addition, there may be less public information available about these companies.  Due to these and other factors, stocks and other equity securities of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.  The shares of smaller companies tend trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell such securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a company with a relatively small market capitalization.

Commodity-Linked Investments Risk. The Fund may seek long or short exposure to commodities markets through the use of various commodity-linked investments.  The value of these investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments.  Economic and other events (whether real or perceived) can affect the demand for commodities, which may increase or reduce market prices.  The frequency and magnitude of such changes cannot be predicted.  Exposure to commodities and commodities markets may result in losses to the Fund and may increase the volatility of the Fund's net asset value per share.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments.  In addition, adverse market conditions may impair the liquidity of actively traded commodities investments.  Certain types of commodities instruments (such as swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.  (See "Principal Risk Factors --- Derivatives Risk: Commodity-Linked Structured Notes." and "Principal Risk Factors --- Derivatives Risk: Swaps." above.)

Liquidity Risk. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions or the specific type of investment.  If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities.  In addition, market conditions may cause the Fund to experience temporary mark-to-market losses in particular investments, especially in less liquid positions, even in the absence of the sale of those investments by the Fund.  Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases.

The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to increase liquidity, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint.  Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses.  Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

To the extent that the Fund's principal investment strategies involve non-U.S. securities or securities with a thin trading market, the Fund will tend to have greater exposure to liquidity risk.

Non-Diversification Risk.  The Fund is a "non-diversified" investment company.  Thus, there are no percentage limitations imposed by the 1940 Act on the portion of the Fund's assets that may be invested in the securities of any one issuer.  Although the Fund holds a large number of investment positions, it could nonetheless maintain relatively large holdings of particular investments.  For this reason, the portfolio of the Fund may be subject to greater risk than the portfolio of a "diversified" investment company.

ADDITIONAL RISK FACTORS

Incentive Allocation

The Special Advisory Member is entitled to receive a performance-based allocation of the profits of the Fund otherwise allocable to investors in the Fund, debited from the capital account of each Member (the "Incentive Allocation").  This allocation may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation.  In addition, because the Incentive Allocation is calculated on a basis that includes unrealized appreciation of the Fund's assets, the allocation may be greater than if it were based solely on realized gains.  (See "Capital Accounts and Allocations – Incentive Allocation.")

Operating History

The Fund is recently formed and has no operating history upon which prospective investors can evaluate its performance.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders.

Portfolio Management Experience

[The Fund's portfolio management team has limited experience managing client accounts and has not previously managed the investment portfolio of a registered investment company.]  However, the Portfolio Managers are experienced in performing technical analysis and making recommendations to purchase and sell securities and other investments.  See "Management of the Fund --- Portfolio Management."

Restrictions on Investment Program

Mr. Worth engages in significant investment research activities for OAM, separate and apart from his responsibilities and activities relating to the Fund as Co-Portfolio Manager.  Mr. Worth's investment research activities primarily relate to equity securities of large-cap U.S. issuers or general market activity analysis.  In this connection, he frequently appears on television and is sought by journalists in business media to provide assessments of market activity and industry developments.  The views of the Mr. Worth may also be reflected in full length research reports, notes, earnings estimates and/or published comments on particular companies.  Thus, in the absence of any restrictions, research recommendations disseminated by Mr. Worth on behalf of OAM before or after transactions by the Fund could have the potential to impact the market prices of investments held by the Fund or proposed for purchase or sale by the Fund to the benefit and/or the detriment of the Fund.  In light of the potential conflicts of interest between Mr. Worth's responsibilities and activities on behalf of the Fund on the one hand and his separate investment research activities for OAM on the other hand, the Fund, at the direction of its Board, and OAM have adopted policies and procedures designed to eliminate these potential conflicts.  As a result, the Fund is restricted from investing in securities of companies that are the subject of Mr. Worth's investment research activities.  Although these investment restrictions are intended to eliminate potential conflicts of interest they may also be disadvantageous to the Fund, to the extent that the Fund is restricted from effecting transactions in the securities or instruments that otherwise would have been suitable for investment by the Fund.

Limited Liquidity; In-kind Distributions

An investment in the Fund provides only limited liquidity because Members are not able to redeem Interests on a daily basis.  In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund.  The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members twice each year.  However, there is no requirement that repurchase offers be made and it is possible that any repurchase offer that is made will be over-subscribed, in which event the Fund will purchase only a pro rata portion of the Interest (or portion of an Interest) tendered by each Member.  The Fund will be dissolved if any Member has submitted a written request to the Fund for the repurchase of the Member's Interest and that Interest is not repurchased by the Fund within two years.  A Member may thus not be able to liquidate an investment in the Fund for a period of up to two years.  An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests, and should be viewed as a long-term investment.

Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

The Fund expects generally to distribute cash to the holders of Interests that are repurchased.  However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests.  Although the Fund does not generally intend to make distributions in kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive distributions of marketable securities from the Fund's portfolio (valued in accordance with the Fund's valuation policies) in connection with the repurchase of Interests by the Fund  Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer.  In addition, a distribution may be made partly in cash and partly in kind.  Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive.  (See "Redemptions, Repurchases of Interests and Transfers.")

Distributions to Members and Payment of Tax Liability

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members.  Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income, and will have to pay applicable taxes from other sources.  The amount and times of any distributions will be determined in the sole discretion of the Board. (See "Tax Aspects.")

Recent Economic Developments

Economic developments in the past several years may magnify the risk of investing in the Fund.  Dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks.  These write-downs, initially of mortgage-backed securities, but spreading to credit default swaps and other derivative instruments, have caused many financial institutions to seek additional capital, to merge with larger and stronger institutions and, in some cases, to fail.  Additionally, many lenders and institutional investors have reduced, and in some cases, ceased to provide funding to borrowers, including other financial institutions, reflecting an ongoing concern about the stability of the financial markets generally and the strength of counterparties.  The turmoil also spread beyond the banking and financial services industry and has affected other seemingly unrelated industries, such as the U.S. automobile industry, as well as industries in Europe and across the world.  The depth of the current financial crisis is continuing to expand and its ultimate scope, reach and affect cannot be predicted.

Consequences of this economic turmoil that may adversely effect the Fund include, among other things:

●
a potential lack of available credit, lack of confidence in the financial sector and reduced business activity, all which could materially and adversely affect the Fund and economic conditions generally.  For instance, the erosion of confidence in the financial sector, and further deterioration of the financial markets and economic conditions generally, could lead to larger numbers of Members tendering their Interests for repurchase.  This could result in a general decline in the Fund's asset base over time, thus hampering the Fund's ability to effectively invest its capital to achieve its investment objective.  The longer these conditions persist, the greater the probability that these factors could have an adverse effect on the Fund's financial results and continued viability;

●	a significant decline in the equity markets which may reduce the value of the Fund's portfolio securities; and

●
the possibility that utilizing short-selling transactions, derivative instruments and hedging strategies of the type the Fund may use might not perform as intended or expected, resulting in higher realized losses and unforeseen cash needs.  In addition, these transactions depend on the performance of various counterparties.  Due to the challenging conditions in the financial markets, these counterparties may fail to perform, thus rendering the Fund's transactions ineffective, which would likely result in significant losses to the Fund.  (See "Principal Risk Factors --- Counterparty Credit Risk.")

Further, the Fund may need to modify its investment strategies in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.  For example, the U.S. government has indicated its willingness to implement additional measures as it may see fit to address changes in market conditions, and further Congressional responses to this financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the financial system.  These future governmental measures may have further negative consequences for the Fund and its investments and may diminish future opportunities available to it in ways that cannot be predicted.  (See "Additional Risk Factors --- Regulatory Uncertainty" below.)

Market Disruption and Geopolitical Risk

The Fund is subject to the risk that geopolitical events, such as recent instability in the Middle East and North Africa, such as the overthrow of autocracies in Tunisia and Egypt and popular unrest in Bahrain, Yemen and Syria, may disrupt securities markets and adversely affect global economies and markets generally.  War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally.  Those events, as well as other changes in foreign and domestic political and economic conditions, such as the sovereign debt crisis beginning in the fall of 2009 that led to, among other things, the implementation of sweeping austerity measures in Portugal, Greece and Spain and other countries in Europe and mass labor protests, could also adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments.  At such times, the Fund's exposure to the risks described elsewhere in this Confidential Memorandum can increase and it may be difficult for the Fund to implement its investment program for a period of time.

Regulatory Uncertainty

Changes in government regulations may adversely affect the value of a security.  An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.  Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund's use of such instruments, to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, introduces a variety of new restrictions on the securities markets and imposes additional regulations on the trading of over-the-counter derivatives and swaps.  The full effect of this and future legislation cannot yet be known.

Commodity Futures Trading Commission Proposal

The Fund intends to comply with Rule 4.5 of the CFTC, pursuant to which registered investment companies are exempt from the definition of the term "commodity pool operator," and thus, not subject to regulation by the CFTC.  However, the CFTC recently proposed to limit the availability of this exemption to investment companies that do not engage in significant transactions in commodities other than for hedging purposes.  If the CFTC adopts this proposal, the Fund may be required to restrict its commodities related transactions or to be regulated by the CFTC as a commodity pool.

PERFORMANCE INFORMATION

Because the Fund is recently formed and has no operating history, no performance information is available for the Fund at this time.  In the future, performance information will be presented in this section of the Confidential Memorandum.  Also, reports containing financial and performance information will be mailed to Members semi-annually.

 MANAGEMENT OF THE FUND

Board of Managers

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The persons comprising the Board ("Managers") have not contributed to the capital of the Fund in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.  A majority of the Managers are persons who are not "interested persons," as defined by the 1940 Act, of the Adviser or the Fund (the "Independent Managers").

The identity of, and brief biographical information regarding, each Manager is set forth below.

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years, Number of Portfolios Overseen in Fund Complex and Other Directorships Held

[________] c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Age: [__]	Manager since [____].	[_______]
[________] c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Age: [__]	Manager since [____].	[_______]
[________] c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Age: [__]	Manager since [____].	[_______]

Name, Address and Age	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years, Number of Portfolios Overseen in Fund Complex and Other Directorships Held

[________] c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Age: [__]	Manager since [____].	[_______]
[________] c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Age: [__]	Manager since [____].	[_______]
Bryan McKigney* Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Age: [52]	Manager since [____].
[Mr. McKigney is a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc.  Mr. McKigney has been in the financial services industry since 1981.  He is also a Manager of two other registered investment companies advised by the Adviser or one of its affiliates.]

*Manager who is an "interested person" (as defined by the 1940 Act) of the Fund.

Each Manager was elected on [_____], 2011, by [_____], the sole Member of the Fund as of such date.

The Managers serve on the Board for terms of indefinite duration.  A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Manager may resign, subject to giving not less than 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members.  The Board may call a meeting of Members to fill any vacancy in the position of Manager, and must do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Managers then serving on the Board.

Each Independent Manager is paid by the Fund an annual retainer of $[______] and per-meeting fees of: $[______] for attendance at in-person meetings of the Board, $[______] for participation in any telephonic meetings of the Board and $[___] for attending or participating in any meeting of a Committee of the Board of which such Manager is a member.  The Independent Managers are reimbursed by the Fund for their reasonable out-of-pocket expenses.  The Managers do not receive any pension or retirement benefits from the Fund.  [The Chair of the Audit Committee and the Chair of the Nominating and Governance Committee each receives an additional annual retainer of $[______].]

The Board has formed an Audit Committee, comprised of the Independent Managers, the functions of which are:  (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board.  As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

The Board has also formed a Nominating and Governance Committee, comprised of the Independent Managers, which is responsible for overseeing the size, structure and composition of the Board and its committees and for identifying and nominating qualified individuals to serve as Independent Managers.  The Nominating and Governance Committee may solicit candidates to serve as Independent Managers from any source it deems appropriate.  The Nominating and Governance Committee also makes recommendations to the Board regarding responsibilities and duties of the Board, the compensation to be paid to members of the Board and a process for evaluating the Board's performance.  With the Board's prior approval, the Nominating and Governance Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities.  As the Fund is recently organized, the Nominating and Governance Committee did not hold any meetings during the last fiscal year.

The Fund has not yet commenced operations.  Therefore, none of the Managers own Interests.  As of [_____], no Independent Manager owned equity securities in any registered investment company overseen by that Manager in the same family of investment complies as the Fund.

The Board has delegated responsibility for management of the Fund's investments and management of the Fund's day-to-day operations to the Adviser.

The Investment Adviser

The Adviser serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies or procedures established by the Board, pursuant to the terms of an investment advisory agreement entered into between the Fund and the Adviser (the "Advisory Agreement").

The Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act.  Affiliates of the Adviser serve as investment advisers, sub-advisers or general partners to other registered and private investment companies.  The offices of the Adviser are located at 200 Park Avenue, 24th Floor, New York, New York, 10166, and its telephone number is (212) [______].  The managing member of the Adviser is OAM, which is a wholly-owned subsidiary of E.A. Viner International Co. ("E.A. Viner"), which in turn is wholly-owned by Oppenheimer Holdings, Inc. ("OPY"), a publicly traded company listed on the New York Stock Exchange ("NYSE").  An affiliate of the Adviser, Oppenheimer, which serves as Placement Agent for the Fund.  Oppenheimer is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner.  [In excess of 50% of the Class B (voting) shares of OPY are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of OPY are owned by Elka Estates Limited, an Ontario corporation which is controlled by Olga Roberts.]  [As of [_____________], [the Adviser] managed approximately $[_______] [and $[_______]] of client assets on a discretionary [and non-discretionary] basis[, respectively]. [As of [_____________], [OAM] managed approximately $[18 billion] of client assets in traditional and alternative investment products.]

Oppenheimer is a full-service, self-clearing securities brokerage firm headquartered in New York, and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is a member firm of the Financial Industry Regulatory Authority, Inc. ("FINRA") and is registered as an investment adviser under the Advisers Act.  Oppenheimer is a member firm of the NYSE and all principal U.S. exchanges and has over 1,400 financial consultants and ranks among the top 10 independent full-service retail broker-dealers in the United States, based on number of financial consultants and client assets.

Pursuant to the Advisory Agreement, the Adviser is responsible for: (i) developing and implementing the Fund's investment program, (ii) managing the Fund's investment portfolio and making all decisions regarding the purchase and sale of investments for the Fund, and (iii) providing various management and administrative services to the Fund.  The Adviser is also responsible for monitoring the Fund's compliance with all applicable investment limitations, including those imposed by the 1940 Act.  The Adviser also provides office space, telephone and utilities, and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.  The Adviser is authorized, subject to the approval of the Board and Members, to retain one or more other organizations, at its expense, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services.  The Adviser is responsible for oversight of the Fund's service providers, under the general oversight of the Board.

In consideration of the services provided by the Adviser, the Advisory Agreement provides that the Fund pay the Adviser a monthly fee computed at the annual rate of 2.00% of the Fund's net assets, determined as of the [beginning] of each month (the "Management Fee").  The Management Fee is payable in arrears within [___] days of the end of the month.  In addition, pursuant to the Advisory Agreement and the LLC Agreement, Advantage Advisers Management, L.L.C. is entitled to be the Special Advisory Member of the Fund and, in this capacity, receives the Incentive Allocation from the capital account of each Member.  (See "Capital Accounts and Allocations—Incentive Allocation.")

The Advisory Agreement was approved by the Board, including a majority of the Independent Managers, at a meeting held in person on [__________] and also was approved on such date by [______] as the sole Member on such date.

The Advisory Agreement has an initial term of two years and is terminable, without penalty, on 60 days' prior written notice: by the Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.  It may be continued from year to year thereafter if such continuance is approved annually by either the Board, including the separate vote of the Independent Managers, or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund.  The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable that arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

The Portfolio Managers

Carter Braxton Worth, Managing Director and Chief Market Technician of OAM, and Bryan Franco, CFA, Executive Director of OAM, serve as the Fund's Portfolio Managers.

Mr. Worth's investment methodologies are based on the principles of "collective wisdom" and behavioral science, with a particular emphasis on trend recognition, capital flows, and price action.  His work in technical analysis began at Donaldson, Lufkin & Jenrette where, as a portfolio strategist [from [______] to [_____], he focused on top-down market analysis in all areas of asset allocation, market timing, sector rotation, industry weightings, stock selection and risk management.  Mr. Worth joined OAM in [_________].  Mr. Worth is a frequent guest on CNBC, Bloomberg TV, BNN, and The Nightly Business Report and is quoted regularly in publications such as the Wall Street Journal and Barron's.  According to Institutional Investor's 2010 All-America Research team, he is the second highest ranked technical analyst on Wall Street.  Mr. Worth received a Bachelor's Degree in International Relations from Boston University in [_____].

Mr. Franco's investment methodologies draw on the key principles of risk management, and quantitative analysis.  Before joining OAM in [_____], he served as Head of Quantitative Research and Analysis at Northpointe Capital [from ______ to ______], reporting directly to the firm's Chief Investment Officer.  Beginning in 2008, he took on the additional role of portfolio manager, responsible for managing a private investment fund.  Mr. Franco holds Bachelor's and Master's Degrees in Industrial Engineering from the University of Michigan, Ann Arbor, which were received in [_____] and [_____], respectively.  He is also a CFA Charterholder.

VOTING

Each Member has the right to cast a number of votes based on the value of the Member's capital account at any meeting of Members called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast.  Members are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the agreement with the investment adviser of the Fund, and approval of the Fund's auditors, and on certain other matters.  Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.  The interest of the Special Advisory Member is non-voting.

POTENTIAL CONFLICTS OF INTEREST

Affiliates of OPY, including the Adviser, carry on substantial investment activities for their own account and for other registered investment companies, private investment funds, institutions and individual clients (collectively, "OPY Clients").  The Fund has no interest in these activities.  As a result of the foregoing, officers or employees of OAM, including personnel of the Adviser engage in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activity between the Adviser and OPY Clients.  Nevertheless, OAM and its affiliates will devote so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

Oppenheimer acts as the non-exclusive placement agent for the Fund and bears costs associated with its activities as placement agent.  Oppenheimer compensates its account executives for their ongoing servicing of the accounts of Members with whom they have placed Interests.  This compensation is based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Fund.  [In addition, in connection with initial and additional investments, investors may be charged sales commissions of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives.] Under these arrangements, compensation received by Oppenheimer account executives in connection with clients' investments in the Fund (which will include all or a portion of sales commissions) may be greater than the compensation the account executives would receive from sales of other investment funds to clients.  However, such other investment funds may not be comparable to the Fund in terms of investment strategy or product features.

Oppenheimer may delegate any of its duties, functions or powers as placement agent to affiliated or unaffiliated third-parties to act as sub-placement agents for the Fund and may compensate sub-placement agents for their services.  The Fund will not bear any of the costs associated with these arrangements.  [Sub-placement agents may impose sales commissions of up to 3% of the amounts transmitted in connection with initial and additional investments in the Fund (up to 3.1% of the amounts invested).]  In addition, Oppenheimer may pay sub-placement agents additional compensation from its own resources based on the net assets of the Fund attributable to investments by their clients and/or the amount of Incentive Allocation attributable to clients of the sub-placement agents.  It is the responsibility of sub-placement agents to disclose their specific compensation arrangements to clients.  Under these arrangements, compensation received by sub-placement agents and their account executives in connection with investments by their clients in the Fund (which will include all or a portion of sales commissions they impose) may be greater than the compensation they would receive from sales of other investment funds to clients, however, as stated above, such other investment funds may not be products which are directly comparable in terms of investment strategy or organization to the Fund's.

Situations may arise in which the Adviser, OAM, Oppenheimer or their affiliates have purchased securities for other accounts they manage that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase.  This could affect the availability (or price) of investments to the Fund at a later time.  From time to time, in the course of its brokerage, investment or dealer activities, OAM, Oppenheimer or one of their affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests.  This could have an adverse impact on the Fund's investment performance.

Conflicts of interest also may arise because personnel of the Adviser and OAM may maintain accounts at Oppenheimer or other brokers for themselves, members of their families and other clients on both a discretionary and non-discretionary basis.  In addition, members of the Adviser and OAM and their directors, managers, officers and employees, the Portfolio Managers and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser, the Portfolio Managers or OAM that are the same, different or made at a different time than positions taken for the Fund.  In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Adviser, OAM and the Fund have [each adopted a Code of Ethics], [each] of which [is] in compliance with Rule 17j-1 under the 1940 Act which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.  [Each] Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  [Each] Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of [each] Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

Oppenheimer and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund.  However, Oppenheimer and its affiliated broker-dealers may act as broker for the Fund in effecting securities transactions.  (See "Brokerage.")  In addition, the Fund may effect certain principal transactions in securities with accounts managed by the Adviser or its affiliates, excluding accounts for which the Adviser or any affiliate thereof serves as a general partner or in which it has a financial interest (other than an interest that results solely from its appointment as an investment adviser to the account).  These transactions will be effected in circumstances where the Adviser has determined that it is appropriate for the Fund to purchase and the Adviser has determined it appropriate for another account to sell, or the Fund to sell and the other account to purchase, the same security on the same day.  These purchases and sales would be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act.  Among other things, those procedures are intended to ensure that:  (1) each transaction will be effected for cash consideration at the current market price of the particular securities; (2) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

The Fund is not permitted to purchase or sell securities of any issuer as to which the Adviser, the Portfolio Managers or OAM has obtained material, non-public information, until such time as the information is no longer material or has become publicly known.  This policy, on occasion, could adversely affect the Fund's investment performance because the Fund may not purchase or sell securities of an issuer with respect to which the Adviser, OAM or the Portfolio Managers has material non-public information.

As a result of the investment banking, corporate finance or similar activities of Oppenheimer and its affiliates, the Fund may be subject to restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which Oppenheimer, or any of its affiliates is participating as an underwriter only subject to certain conditions.  This could have an adverse impact on the Fund's investment performance.

Future investment-related activities of the Adviser (or its affiliates) and its members, principals, partners, directors, officers or employees, may give rise to additional conflicts of interest.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund's portfolio transactions and the allocation of transactions for execution.  Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions.  No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed appropriate by the Adviser.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm's risk in positioning a block of securities.  Although the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available on each transaction.  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place orders on behalf of the Fund with brokers (including affiliates of OAM) that provide the Adviser or its affiliates supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  In addition, the

Adviser may at times execute a trade through a particular broker but then "step out" the trade to a different broker.  This occurs when the Adviser determines that the order is best executed through a certain broker (including an affiliated broker) but would like to pay all or a portion of the commission to another broker for research provided to the Adviser.  Research services obtained by the use of commissions arising from the Fund's portfolio transactions may be used by the Adviser in other investment activities and, thus, the Fund may not necessarily, in any particular instance, be the direct or indirect beneficiary of the research provided to the Adviser.  In no instance, however, will the Fund's securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.  Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement.  The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or its affiliates in providing services to clients other than the Fund.  In addition, as noted above, not all of the supplemental information is used by the Adviser in connection with the Fund.  Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its respective affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

The Adviser may execute portfolio brokerage transactions through Oppenheimer and other brokers affiliated with the Adviser.  Transactions with any affiliated broker will be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder.  Among other things, Section 17(e) and those procedures provide that, when acting as broker for the Fund in connection with the purchase or sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits:  (1) if the transaction is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) in the case of the purchase of securities by the Fund in connection with a secondary distribution, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for transactions otherwise effected cannot exceed 1% of the purchase or sale price.  Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

It is expected that the Fund will actively and frequently trade securities and other investments in its portfolio and generally will have a high rate of portfolio turnover.  Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short term gains realized from these transactions are taxable to the Members as ordinary income.

OPERATING EXPENSES

The Fund bears all expenses incurred in connection with its business and operations other than those specifically required to be borne by the Adviser or Oppenheimer.  Expenses borne by the Fund include, but are not limited to, the following:  all investment-related expenses (e.g., costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with investments, transfer taxes and premiums, taxes withheld on foreign income, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); the Management Fee; any non-investment related interest expenses; organization and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; and any extraordinary expenses.

The Adviser and Oppenheimer are reimbursed by the Fund for any of the above expenses that either pays on behalf of the Fund.

Expenses generally are allocated among the capital accounts of Members pro rata in accordance with their respective capital account percentages, except that expenses specifically relating to one or more Members, but not all Members, are allocated only to such Member or Members.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund maintains a separate capital account for each Member (including the Adviser in respect of the Adviser's capital contribution to the Fund as a Member), which has an opening balance equal to the Member's initial contribution to the capital of the Fund.  Each Member's capital account is increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below.  Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited from the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business as of the last day of each fiscal period.  Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following:  (1) the last day of a fiscal year; (2) the day preceding any day on which a contribution to the capital of the Fund is made; (3) the day on which the Fund repurchases any Interest or portion of an Interest of any Member; or (4) any day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.  An investment percentage is determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

The Fund maintains a "Special Advisory Account" for the Special Advisory Member solely for the purpose of receiving the Incentive Allocation, as described below.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited from the capital accounts of all Members (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period.  Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Fund of Interests or portions thereof, and excluding the amount of any items to be debited from or credited to the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

Allocations for Federal income tax purposes generally are made among the Members so as to reflect equitably amounts credited to or debited from each Member's capital account for the current and prior fiscal years.  (See "Tax Aspects – Allocation of Profits and Losses.")

Incentive Allocation

So long as the Adviser serves as the investment adviser of the Fund, the Adviser (or one of its affiliates designated by it) is entitled to be the Special Advisory Member of the Fund.  In such capacity, the Special Advisory Member is entitled to receive the Incentive Allocation from the capital account of each Member.  The Incentive Allocation is determined and made as of the last day of each "Allocation Period" in an amount equal to 20% of the amount by which such Member's "Positive Allocation Change" for such Allocation Period exceeds any positive balance in such Member's "Loss Recovery Account."  The Incentive Allocation is credited to the Special Advisory Account of the Special Advisory Member.

"Allocation Period" means, with respect to each Member, the period commencing on the admission of the Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Fund, (2) the day as of which the Fund repurchases the entire Interest of the Member, (3) the day as of which the Fund admits as a substitute Member a person to whom the Interest of the Member has been transferred (unless there is no change of beneficial ownership) or (4) if the Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Advisory Agreement with the Adviser (or an Affiliate of the Adviser), effective as of the date of such termination.

"Allocation Change" means, with respect to each Member for each Allocation Period, the difference between:

(1) the sum of (a) the balance of such Member's capital account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's capital account as of such date other than any Incentive Allocation to be debited against such Member's capital account), plus (b) any debits to such Member's capital account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's capital account during the Allocation Period to reflect any items allocable to such Member's capital account; and

(2) the sum of (a) the balance of such Member's capital account as of the commencement of the Allocation Period, plus (b) any credits to such Member's capital account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference will be a "Positive Allocation Change," and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference will be a "Negative Allocation Change."

"Loss Recovery Account" means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which will have an initial balance of zero and which will be adjusted as follows:

(1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account will be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and will be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

(2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the capital account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's capital account immediately before giving effect to such repurchase or transfer.

No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

The measurement of any Incentive Allocation for an Allocation Period takes into account any negative performance from a prior allocation period to the extent reflected in the Loss Recovery Account.  Therefore, the Incentive Allocation for any Allocation Period after the initial Allocation Period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Member's account since the Member's admission to the Fund exceeds the highest previous level of performance achieved through the close of any prior Allocation Period.

By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the Allocation Period.  Within 30 days after the completion of the annual audit of the Fund's financial statements, Members allocate and distribute to the Special Advisory Member any additional amounts determined to be owed to the Special Advisory Member, and the Special Advisory Member returns to Members any excess amounts determined to be owed to, based upon the results of the audit.

Allocation of Special Items – Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member are debited from the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member are reduced by the amount of those taxes.  If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.  The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for a refund.

Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, are charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments.  These charges are debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

Reserves

Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund.  Reserves will be in such amounts (subject to increase or reduction) that the Fund may deem necessary or appropriate.  The amount of any reserve (or any increase or decrease therein) is proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease is instead charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Net Asset Valuation

The value of the net assets of the Fund is determined as of the close of business at the end of each fiscal period in accordance with the procedures set forth below or in accordance with any other procedures that may in the future be established by the Board.

Domestic exchange traded (other than options and not including those traded on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) shall be valued:

(1)     at their last composite sale prices as reported on the exchanges where those securities are traded; or

(2)     If no sales of those securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite asked prices for securities held short, as reported by those exchanges.

Securities traded on NASDAQ shall be valued:

(1)     at the NASDAQ Official Closing Price ("NOCP") (which is the last trade price at or before 4:00.02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price); or

(2)     if no NOCP is available, at the last sale price on the NASDAQ prior to the calculation of the NAV of the Fund; or

(3)     if no sale is shown on NASDAQ, at the bid price; or

(4)     if no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein.

Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or asked prices (in the case of securities held short) as reported by that exchange.  Listed options are valued at their bid prices (or asked prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported.  Other securities for which market quotations are readily available are valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities.  If market quotations are not readily available, securities and other assets are valued at fair value in accordance with procedures adopted in good faith by the Board.

Debt securities (other than convertible debt securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units.  The Board periodically monitors the reasonableness of valuations provided by the pricing service.  Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

If in the view of the Adviser, the bid price of a listed option or debt security (or asked price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Managers to instead adopt procedures to value the security at fair value.  In any such situation, the valuation committee considers the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, adopts procedures in good faith for purposes of determining the fair value of the security.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S.  Foreign exchange rates are also determined prior to such close.  On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined.  When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value in accordance with procedures adopted in good faith by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuation procedures should prove incorrect.

SUBSCRIPTION FOR INTERESTS

Subscription Terms

Generally, the minimum initial investment in the Fund is $100,000.  The minimum initial investment may be reduced by the Board.  [In connection with initial and additional investments, investors may be charged a placement fee (sales load) of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of the investor's account executive.  No placement fee is charged to certain types of investors.  Placement fees, if any, will reduce the amount of an investor's investment in the Fund and will neither constitute an investment made by the investor in the Fund, nor form part of the assets of the Fund.  (See "Subscription for Interests -- Placement Fee" below.)]

The Fund generally accepts initial and additional subscriptions for Interests as of the first day of each month.  However, the Fund may offer Interests more or less frequently.  All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds.  The investor must also submit a completed subscription document before the applicable subscription date.  The Fund reserves the right to reject any subscription for Interests and may, in its sole discretion, suspend subscriptions for Interests at any time.

The Fund accepts initial subscriptions for Interests in the amount of:  (1) $25,000 or more from eligible investors who are:  Managers of the Fund; Managers or Individual General Partners of any investment company registered under the 1940 Act for which the Adviser or certain of its affiliates serves as investment adviser; directors, officers, partners, members or employees of the Adviser, its members or affiliates or of organizations that serve as counsel to the Fund or to the Independent Managers or provide services to the Fund (including solicitors for the Fund); parents, spouses or children of any of the foregoing individuals; trusts and retirement accounts for the benefit of such persons; and entities of which such persons are the sole beneficial owners; and (2) $50,000 or more from eligible investors who have aggregate investments of at least $250,000 in investment companies for which the Adviser or certain of its affiliates serves as investment adviser, managing member or general partner.

Generally, Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in Internal Revenue Code of 1986, as amended (the "Code").  Because the Fund may generate "unrelated business taxable income" ("UBTI"), investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt investors may incur income tax liability to the extent the Fund's transactions are treated as giving rise to UBTI.  Investment in Interests by entities subject to ERISA and other U.S. tax-exempt entities requires special consideration.  (See "Tax Aspects" and "ERISA Considerations.")  Charitable remainder trusts may not want to purchase Interests because a charitable remainder trust is not exempt from Federal income tax under Section 664(c) of the Code for any taxable year in which it has UBTI.

Except as otherwise permitted by the Board, initial and any additional contributions to the capital of the Fund by any Member are payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund.  Initial and any additional contributions to the capital of the Fund are payable in one installment and are due at least three business days prior to the proposed acceptance date of the contribution, although the Board may accept, in its sole discretion, a subscription prior to receipt of cleared funds.

Each new Member is obligated to agree to be bound by all of the terms of the Limited Liability Company Agreement of the Fund (the "LLC Agreement").  Each potential investor is also obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

If and when the Board determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Member making a contribution of securities an amount determined by the Board and not exceeding 2% of the value of the contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting the securities.  This charge is due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which the charge relates is due.

Oppenheimer acts as the non-exclusive placement agent for the Fund and bears costs associated with its activities as placement agent.  Oppenheimer compensates its account executives for their ongoing servicing of the accounts of Members with whom they have placed Interests.  Oppenheimer compensates its account executives based upon a formula that takes into account the amount of client assets being serviced by such account executives as well as the investment results attributable to clients' assets invested in the Fund.  [In addition, in connection with initial and additional investments, investors may be charged a placement fee of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives.]  Subject to the approval of the Board, Oppenheimer may delegate any of its duties, functions or powers as placement agent to affiliated or unaffiliated third-parties to act as sub-placement agents for the Fund and may compensate sub-placement agents for their services.  The Fund will not bear any of the costs associated with these arrangements.

Prior to investing in the Fund, prospective investors are encouraged to review the Fund's most recent annual and semi-annual reports, which are available at no charge upon request by contacting the Fund at [(212) 667-_____] or on the SEC's Internet website at http://www.sec.gov.  These reports contain financial statements of the Fund and additional information regarding the Fund's performance.

Eligible Investors

Each prospective investor is required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $2 million ($5 million for trusts or other entities) or any greater amount that may be required by applicable law or by the Board, in its sole discretion.  Existing Members who make additional investments in the Fund are required to meet the foregoing eligibility criteria at the time of the additional investment.  The relevant investor qualifications are set forth in a subscription agreement that must be completed by each prospective investor.

[Placement Fee

[In connection with initial and additional investments, investors may be charged a placement fee of up to 3% of the amounts transmitted in connection with their subscriptions (up to 3.1% of the amounts invested), in the sole discretion of their account executives.  No placement fee is charged to certain types of investors.  Placement fees, if any, will reduce the amount of an investor's investment in the Fund and will neither constitute an investment made by the investor in the Fund, nor form part of the assets of the Fund.]

REDEMPTIONS, REPURCHASES OF
INTERESTS AND TRANSFERS

No Right of Redemption

No Member or other person holding an Interest or a portion of an Interest acquired from a Member has the right to require the Fund to redeem that Interest or portion thereof.  There is no public market for Interests, and none is expected to develop.  Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.  (The Special Advisory Member has certain rights to withdraw amounts from its Special Advisory Account.)

Repurchases of Interests

Interests are not The Board, from time to time and in its sole discretion, may determine to cause the Fund to repurchase Interests or portions thereof from Members (other than the Special Advisory Member) pursuant to written tenders by Members on such terms and conditions as it may determine.  In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board considers the recommendation of the Adviser.  The Adviser expects that generally it will recommend to the Board that the Fund offer to repurchase Interests from Members [two times each year, based on the value of Interests determined as of the last day of June and December].  The Board also considers the following factors, among others, in making its determination:

●	whether any Members have requested to tender Interests or portions thereof to the Fund;

●	the liquidity of the Fund's assets;

●	the investment plans and working capital requirements of the Fund;

●	the relative economies of scale with respect to the size of the Fund;

●	the history of the Fund in repurchasing Interests or portions thereof;

●	the economic condition of the securities markets; and

●	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Fund will repurchase Interests or portions thereof from Members pursuant to written tenders only on the terms and conditions that the Board determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable.  When the Board determines that the Fund shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms of the repurchase offer, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests from [____] during the period.

The LLC Agreement provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request to the Fund for the repurchase of its entire Interest, in accordance with the terms of the LLC Agreement, is not repurchased by the Fund within a period of two years following the date of the Fund's receipt of the request.

Repurchases of Interests or portions thereof from Members by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Fund of all eligible written tenders of Interests or portions thereof from Members.  If a Member tenders its entire Interest, subject to any extension of the offer, the Fund will pay the Member an initial payment in cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the LLC Agreement and distributed to tendering Members on a pari passu basis) in an aggregate amount equal to 95% of the estimated unaudited net asset value of the Interest tendered by the Member and accepted for purchase by the Fund, based on the Fund's calculation of the estimated net asset value as of the valuation date specified in the offer to repurchase (the "Valuation Date"), net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member on the Valuation Date (the "Initial Payment").  The Initial Payment will be paid within 10 days following the Valuation Date and will not include interest.

Payment pursuant to an offer to repurchase will also consist of a promissory note that neither bears interest nor is transferable (the "Note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interest tendered by the Member and accepted for purchase by the Fund, as of the Valuation Date, determined based on the audited financial statements of the Fund, over (b) the Initial Payment (the "Contingent Payment").  The Contingent Payment will include interest and will be paid to the tendering Member in cash promptly after completion of the audit of the financial statements of the Fund for the fiscal year in which the repurchase was made.  The audit of the Fund's financial statements will be completed within 60 days after the end of each year.  The Note will be credited to the account of the Member within 10 days after the expiration date of the offer and will be held in the Member's brokerage account with Oppenheimer.

A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to the greater of: (1) the then applicable minimum initial investment requirement imposed by the Fund, net of the Incentive Allocation, if any, that would be debited against the capital account if the Valuation Date were a date on which an Incentive Allocation would not normally be made (the "Tentative Incentive Allocation") or (2) the amount of the Tentative Incentive Allocation.  If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.  A Member that tenders a portion of its Interest will be paid in cash and/or marketable securities an aggregate amount equal to 100% of the estimated unaudited net asset value of the Interest tendered by the Member and accepted for purchase by the Fund, determined as of the Valuation Date, within 10 days after the Valuation Date.  The foregoing amount paid to a Member will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

The Fund intends to maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount payable under the Notes.  Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover.  The Adviser intends to take measures (subject to any policies that may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

The Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board determines or has reason to believe that:

●
such an Interest or portion thereof has been transferred in violation of the LLC Agreement or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or adjudication of incompetence of a Member;

●
ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

●
continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Board or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

●	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true;

●	it would be in the best interests of the Fund, as determined by the Board in its absolute discretion, for the Fund to repurchase such an Interest or a portion thereof;

●
the value of a Member's Interest is less than an amount that the Board of Managers determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

●	such repurchase is necessary to correct an administrative error made by the Fund or its agent in connection with the sale or purchase of an Interest.

In the event that the Adviser holds any Interest in its capital account as a Member, that Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Fund.  The Special Advisory Member is also entitled to make withdrawals from its Special Advisory Account as described under "Capital Accounts and Allocations – Incentive Allocation."

Transfers of Interests

Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion.  Interests held by Members may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances).  Without limiting the foregoing, the Board generally will not consent to a transfer unless the following conditions are met:  (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and (iii) the transfer does not constitute a change in beneficial ownership.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $2 million or such greater amounts as may be required by applicable law or by the Board, in its sole discretion, and must be accompanied by a properly completed subscription agreement.  The Board generally will not consent to a transfer of an Interest of a Member unless the entire Interest of the Member is transferred to a single transferee or, after the transfer of a portion of the Interest, the balance of the capital account of each of the transferor and transferee is not less than the then applicable minimum investment requirement imposed by the Fund.  A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

Any transferee that acquires an Interest in the Fund or portion thereof by operation of law as the result of the death, dissolution, bankruptcy or adjudication of incompetence of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer the Interest in accordance with the terms of the LLC Agreement, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the LLC Agreement.  If a Member transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Fund as a Member.  Each Member and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

By subscribing for an Interest, each Member has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

The Special Advisory Member may not transfer its Interest as the Special Advisory Member except to the Adviser or one of its affiliates following the written consent of the Board of Managers.

TAX ASPECTS

CIRCULAR 230 NOTICE.  THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE:  (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member.  The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change.  This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.  This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Confidential Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.  Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

Classification of the Fund.  The Fund will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes.  A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Interests will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).  The Fund may not be eligible for any of those safe harbors.  In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in this event the partnership's status is examined under a general facts and circumstances test.  Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the Interests will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts.  If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

As a partnership, the Fund is not itself subject to Federal income tax.  The Fund files an annual partnership information return with the Service which reports the results of operations.  Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.  Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Contribution of Securities.  A contribution of a portfolio of stocks and securities to a partnership such as the Fund generally results in the contributor recognizing gain, but not loss, if the effect of the contribution is a "diversification" of the contributor's assets.  However, a contribution of such a portfolio to a partnership would not result in taxable gain if (i) the portfolio constitutes a "diversified" portfolio at the time of the transfer and (ii) such contribution is not part of a plan whereby another person (or persons) contributes an "undiversified" portfolio of stock and securities to the same investment partnership.  A contributed portfolio will be considered diversified if, taken in the aggregate, (a) the stock or securities of any one issuer do not constitute more than 25% of the value of the contributed assets and (b) the stock and securities of 5 or fewer issuers do not constitute more than 50% of the value of the transferred assets.  In determining the amount of the contributed assets, all cash and cash items (including receivables) are excluded as well as any assets acquired for purposes of meeting the requirements of diversification.  U.S. Government securities are included in "total assets" for purposes of the denominator of the 25% and 50% tests, but are not treated as securities of an issuer for purposes of the numerator of the 25% and 50% tests.

The Board may accept contributions of stocks and securities from a non-managing Member ("Contributed Securities") in their sole discretion.  In such event, a contributing Member will be required to provide to the Fund the acquisition date and tax basis of stocks and securities in the contributed portfolio as well as any other information regarding the portfolio as shall be required by the Board.

Allocation of Profits and Losses.  Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes.  The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.  A Member that contributes property other than cash (including amounts of accrued interest) to the Fund will be specially allocated items of income, deduction, gain, loss or credit attributable to such property to the extent of the difference, if any, between the book value and the adjusted tax basis of the property at the time of such contribution.  There can be no assurance however, that the particular methodology of allocations used by the Fund will be accepted by the Service.  If such allocations are successfully challenged by the Service, the allocation of the Fund's tax items among the Members may be affected.

Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its Interest.  There can be no assurance that, if the Board makes any such special allocations, the Service will accept such allocations.  If such allocations are successfully challenged by the Service, the Fund's tax items allocable to the remaining Members would be affected.

Tax Elections; Returns; Tax Audits.  The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754.  Under the LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause the Fund to make such an election.  Any such election, once made, cannot be revoked without the Service's consent.  As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

The Board decides how to report the partnership items on the Fund's tax returns.  In certain cases, the Fund may be required to file a statement with the Service disclosing one or more positions taken on its tax return, generally where the tax law is uncertain or a position lacks clear authority.  All Members are required under the Code to treat the partnership items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported.  In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members.  A Member designated by the Board as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Mandatory Basis Adjustments.  The Fund is generally required to adjust its tax basis in its assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the Fund's property.  The Fund is also required to adjust its tax basis in its assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (i.e., in excess of $250,000) in respect of partnership property immediately after the transfer.  For this reason, the Fund will require (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of an Interest (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interest.

Tax Consequences to a Withdrawing Member

If a partner who has contributed appreciated property to a partnership receives a distribution of any other property or cash within two years of the contribution, based on the applicable facts and circumstances, the distribution may cause the partner to recognize gain as of the original date of contribution with respect to his or her contributed securities under the "disguised sale" provisions of Section 707(a)(2)(B) of the Code.  [The LLC Agreement does not permit Members to redeem their Interests. However, the Fund may offer to repurchase Interests from Members [two times each year based on the value of Interests determined as of the last day of June and December].  Non-managing Members should consult their own tax advisors concerning whether potential semi-annual repurchases of Interests by the Fund within two years of the contribution of property should be treated as "disguised sales" for these purposes.  Regulations require a Member who does not treat such distributions as "disguised sales" to disclose such person's tax treatment of those items to the Service.

Distributions of Cash. Except as provided above, a Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest.  Such capital gain or loss will be short-term, long-term or some combination of both, depending upon the timing of the Member's contributions to the Fund.  However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations).  For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income.  A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) to a withdrawing Member or the Special Advisory Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its Interest.  Such a special allocation of income or gain may result in the withdrawing Member recognizing ordinary income and/or capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.  Such a special allocation of deduction or loss may result in the withdrawing Member recognizing ordinary loss and/or capital loss, which may include long-term capital loss, in the Member's last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of Property.  Subject to the discussion below, a partner's receipt of a distribution of property from a partnership is generally not taxable.  However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii).  The Fund will determine at the appropriate time whether it qualifies as an "investment partnership."  Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash and/or securities, the rule treating a distribution of property as a distribution of cash would not apply.

Effect on Contributing Members of Distribution of Securities to Contributing Member within Seven Years of the Date of Contribution.  If a Member contributes appreciated securities to the Fund and, within seven years of the date of contribution, that Member receives a distribution of any property other than such Member's Contributed Securities, such Member generally will be required to recognize gain upon the receipt of such other property.  The amount of the gain is equal to the least of (a) the excess of the fair market value of the distributed property over the adjusted tax basis of such Member's partnership interest immediately before the distribution, reduced by the amount of money received in the distribution; (b) the excess of the fair market value of such Member's Contributed Securities over their adjusted tax basis at the time they were contributed to the Fund or (c) the excess of the fair market value of such Member's Contributed Securities over their adjusted tax basis in the hands of the Fund, at the time of the distribution of such other property.  [To avoid causing Members to recognize such gain, the Fund will seek to avoid distributing property to a taxable Partner which contributed appreciated securities, other than such Member's Contributed Securities, during the seven-year period following such Member's contribution of securities.]

Effect on Contributing Members of Distribution of Securities to "Non-Contributing" Member within Seven Years of the Date of Contribution.  If Contributed Securities are distributed within seven years of the date of contribution to any Member other than the Member who contributed such securities ("Shifted Securities"), the contributing Member must generally recognize a taxable gain or loss in the year of distribution.  The amount of such gain or loss would generally equal the lesser of (a) the difference between the fair market value of the Shifted Securities at the time such Shifted Securities had been contributed to the Fund and the contributing Member's tax basis in such Shifted Securities or (b) the difference between the fair market value of the Shifted Securities and their adjusted tax basis in the hands of the Fund at the time of their distribution.  [To avoid causing Members to recognize such gain, the Fund will seek to avoid distributing securities contributed by a taxable Member to any other Member during the seven-year period following the contribution.]

Tax Treatment of Fund Investments

In General.  The Fund expects to act as a trader, and not as a dealer, with respect to its securities transactions.  A trader is a person who buys and sells securities for its own account.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.  The Fund intends to take the position that its securities trading activity constitutes a trade or business for Federal income tax purposes.  However, there can be no assurance that the Service will agree that the Fund's securities activities will constitute trading rather than investing.

Generally, the gains and losses realized by a trader on the sale of securities are capital gains and losses.  Capital gains and losses recognized by the Fund may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction.  Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the treatment of the Fund's securities positions.

The Fund may also realize ordinary income and losses with respect to its transactions.  The Fund may hold debt obligations with "original issue discount."  In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.

The current maximum ordinary income tax rate for individuals is 35% and, in general, the current maximum individual income tax rate for "Qualified Dividends"1 and long-term capital gains is 15% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits.  The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000.  Capital losses of an individual taxpayer may generally be carried forward to succeeding tax years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation).  For corporate taxpayers, the maximum income tax rate is 35%.  Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2013, and the maximum individual long-term capital gains tax rate is scheduled to increase to 20% for sales or exchanges on or after January 1, 2013.  The 15% maximum individual tax rate for Qualified Dividends is scheduled to expire on December 31, 2012, after which all dividends would be subject to regular ordinary income tax rates.  In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the

1           A "Qualified Dividend" is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States.  Shares must be held for certain holding periods in order for a dividend thereon to be a Qualified Dividend.

lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount.2  Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property.  It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor's "net investment income" subject to this Medicare tax.

Section 1256 Contracts.  In the case of Section 1256 Contracts, the Code generally applies a "mark-to-market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation.  A Section 1256 Contract includes certain regulated futures contracts and certain other contracts.  Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year.  The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year.  If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules.

With certain exceptions, capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years.  Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.  A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (See "Certain Securities Futures Contracts").

Certain Securities Futures Contracts.  Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index.  Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer.  If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss.  Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

A "dealer securities futures contract" is treated as a Section 1256 Contract.  A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

2           The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.

Mixed Straddle Election.  The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle."  A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.  Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account.  At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes.  The application of the Temporary Regulations' mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

Possible "Mark-to-Market" Election.  To the extent that the Fund is directly engaged in a trade or business as a trader in "securities" and/or as a trader in commodities, it may elect under Section 475 of the Code to "mark-to-market" the securities and/or commodities held in connection with such trade or business.  Under such election, securities and/or commodities, as applicable, held by the Fund at the end of each taxable year generally will be treated as if they were sold by the Fund for their fair market value on the last day of such taxable year, and gains or losses recognized thereon (with certain exceptions) will be treated as ordinary income or loss.  Moreover, even if the Fund determines that its securities and/or commodities, as applicable, activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Fund may not be able to mark-to-market its positions.

Short Sales.  Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains.  A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year.  In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property.  Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale.  The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Effect of Straddle Rules on Members' Securities Positions.  The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes.  Investors should consult their tax advisors regarding the application of the "straddle" rules to their investment in the Fund.

Limitation on Deductibility of Interest and Short Sale Expenses.  For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment").  Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses).  For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the Code) will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation.  In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund.  A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation.  The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund.  Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

Deductibility of Fund Investment Expenditures and Certain Other Expenditures.  Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.  In addition, for taxable years beginning during or after 2013, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount to deduct such investment expenses.  Under such provision, there is a limitation on the deductibility of investment expenses in excess of 2% of adjusted gross income to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.  Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the expenses of the Fund to the extent that the Fund is engaged, as it expects to be, in a trade or business within the meaning of the Code.  However, there can be no assurance that the Service may not treat such expenses as investment expenses which are subject to the limitations.  In addition, these limitations may apply to certain expenses of the Fund (including the Management Fee) and payments made on certain derivative instruments to the extent allocable to activities, if any, that are not part of the Fund's trade or business (including investments, if any, in partnerships that are not managed by the Board or its affiliates or investments that are treated as held for investment).

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer.  Accordingly, noncorporate Members should consult their tax advisors with respect to the application of these limitations.

The period of time over which the Fund may elect to deduct organizational expenses for tax purposes is a fixed period of 180 months.

A Member will not be allowed to deduct syndication expenses attributable to the acquisition of an Interest, including placement fees, paid by such Member or the Fund.  Any such amounts will be included in the Member's adjusted tax basis for its Interest.

Application of Rules for Income and Losses from Passive Activities.  The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's investment and trading activity generally will not constitute income or loss from a passive activity.  Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund.  Income or loss attributable to certain activities of the Fund, including investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

Application of Basis and "At Risk" Limitations on Deductions.  The amount of any loss of the Fund that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund's taxable year in which such loss occurred.  Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Fund's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such Member and (ii) such Member's distributive share of the Fund's realized losses and expenses.

Similarly, a Member that is subject to the "at risk" limitations (generally, noncorporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year.  The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Member on a non-recourse basis.

Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

"Phantom Income" From Fund Investments.  Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  It is impossible to predict in advance the rate of foreign tax the Fund will pay since the amount of the Fund's assets to be invested in various countries is not known.

The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund which they will be required to include in their income.  The Members generally will be entitled to claim either a credit (subject to the limitations discussed below and provided that, in the case of dividends, the foreign stock is held for the requisite holding period) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes.  A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Member's Federal tax (before the credit) attributable to its total foreign source taxable income.  A Member's share of the Fund's dividends and interest from non-U.S. securities generally will qualify as foreign source income.  Generally, the source of gain and loss realized upon the sale of personal property, such as securities, will be based on the residence of the seller.  In the case of a partnership, the determining factor is the residence of the partner.  Thus, absent a tax treaty to the contrary, the gains and losses from the sale of securities allocable to a Member that is a U.S. resident generally will be treated as derived from U.S. sources (even though the securities are sold in foreign countries).  For purposes of the foreign tax credit limitation calculation, investors entitled to the 15% tax rate on Qualified Dividends and long-term capital gains described above (see "Tax Treatment of Fund Investments – In General"), must adjust their foreign tax credit limitation calculation to take into account the preferential tax rate on such income to the extent it is derived from foreign sources.  Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

The limitation on the foreign tax credit generally is applied separately to foreign source passive income, such as dividends and interest.  In addition, for foreign tax credit limitation purposes, the amount of a Member's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income.  One such deduction is interest expense, a portion of which will generally reduce the foreign source income of any Member who owns (directly or indirectly) foreign assets.  For these purposes, foreign assets owned by the Fund will be treated as owned by the investors in the Fund and indebtedness incurred by the Fund will be treated as incurred by investors in the Fund.

Because of these limitations, Members may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.  The foregoing is only a general description of the foreign tax credit under current law.  Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Member, Members are advised to consult their own tax advisors.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.3  This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization.  Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function.  UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition.  With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin.  Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.4  To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

3           With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income."  The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year.  A private foundation will be required to make payments of estimated tax with respect to this excise tax.

4           Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year.  In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account.  Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage used by the Fund from time to time,5 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization.  An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization.  An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI.  The Fund will be required to report to a Member which is an exempt organization information as to the portion of its income and gains from the Fund for each year which will be treated as UBTI.  The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI.  Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.6  In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code.  A [title-holding company] will not be exempt from tax if it has certain types of UBTI.  Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.  A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.  (See "ERISA Considerations.")

5           The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund.  An exempt organization is required to make estimated tax payments with respect to its UBTI.

6           Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI.  A prospective tax-exempt Member should consult its tax adviser in this regard.

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations.  Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes."  This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes.  The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets.  It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset.  A determination that an Interest is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation.  Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Interest.  Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code.  For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings."  If this occurs, such foundation may be required to divest itself of its Interest in order to avoid the imposition of an excise tax.  However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations.  There can be no assurance that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes.  Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans.  Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.  (See "ERISA Considerations.")

Endowment Funds.  Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible.  This is not a matter of Federal law, but is determined under state statutes.  It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Excise Tax on Certain Reportable Transactions

A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) one hundred percent (100%) of the net income or (ii) seventy five percent (75%) of the proceeds, attributable to certain "reportable transactions", including "listed transactions", in which it participates.  Under Regulations, these rules should not apply to a tax-exempt investor's Interest if such investor's tax-exempt status does not facilitate the Fund's participation, if any, in such transactions, unless otherwise provided in future guidance.  Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Fund. (See "Tax Shelter Reporting Requirements" below.)

Certain Reporting Obligations

Certain U.S. persons ("potential filers") that own (directly or indirectly) more than 50% of the capital or profits of the Fund may be required to file Form TD F 90-22.1 (an "FBAR") with respect to the Fund's investments in foreign financial accounts.  Failure to file a required FBAR may result in civil and criminal penalties.  Potential filers should consult with their own advisors as to whether they are obligated to file an FBAR with respect to an investment in the Fund.

Tax Shelter Reporting Requirements

The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction."  Additionally, each Member treated as participating in a reportable transaction of the Fund is generally required to file Form 8886 with its tax return (or, in certain cases, within 60 days of the return's due date).  If the Service designates a transaction as a reportable transaction after the filing of a taxpayer's tax return for the year in which the Fund or a Member participated in the transaction, the Fund and/or such Member may have to file Form 8886 with respect to that transaction within 90 days after the Service makes the designation.  The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis.  The Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the Fund's transactions.  In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.

A Member's recognition of a loss upon its disposition of an interest in the Fund could also constitute a "reportable transaction" for such Member requiring such Member to file Form 8886.

A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure.  The maximum penalty is $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction).  Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

State and Local Taxation

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund.  State and local tax laws differ in the treatment of limited liability companies such as the Fund.  A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction.  Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.  Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.  A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.   A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions.  Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

The tax laws of various states and localities limit or eliminate the deductibility of itemized deductions for certain taxpayers.  As described above, the Fund generally expects to be in a trade or business within the meaning of the Code.  Accordingly it is not anticipated that the Fund's expenses associated with such trade or business will be subject to such limitations.  However, certain expenses which are not associated with such trade or business may be limited in their deductibility in one or more states or localities.  Moreover, there can no assurance that various states and localities will not treat all of the Fund's expenses, including interest expense, as investment expenses which are subject to such limitations.  Prospective investors are urged to consult their tax advisors with respect to the impact of these provisions on the deductibility of certain itemized deductions, including interest expense, on their tax liabilities in the jurisdictions in which they are resident.

One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements."  Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.

The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account."  (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.)  By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund.

Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels.  As described above, the Fund generally expects to be in a trade or business within the meaning of the Code.  Accordingly, the Fund intends to treat its expenses associated with such trade or business as not being subject to the foregoing limitations on deductibility.  However, there can be no assurance that New York State and New York City will not treat such expenses as investment expenses which are subject to such limitations.  Further, these limitations may apply to certain expenses of the Fund that are not part of the Fund's trade or business.  Prospective Members are urged to consult their own tax advisors with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.7  Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages.  Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee.  A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss.  There is currently no similar provision in effect for purposes of the New York City general corporation tax.

7           New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code.  New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose.  The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations).  Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Fund's own account.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax.  A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax.  New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

Each prospective Member should consult its tax advisor with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE - THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the Code8 (an "Individual Retirement Fund") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the risk and return factors of the potential investment (including the fact that the returns may be subject to federal tax as unrelated business taxable income), the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Interests or to transfer their Interests.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Fund Assets Will Not Be Plan Assets

ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors ("Benefit Plan Investors") invest are treated as "plan assets" for purposes of ERISA.  Under ERISA, the term Benefit Plan Investors is defined to include an "employee benefit plan" that is subject to the provisions of Title I of ERISA, a "plan" that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as "plan assets" by reason of investment therein by Benefit Plan Investors.

8           References hereinafter made to ERISA include parallel references to the Code.

Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity.  However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly offered security;" nor (b) a security issued by an investment fund registered under the 1940 Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an "operating company;" or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

Under ERISA, the assets of an entity will not be treated as "plan assets" if Benefit Plan Investors hold less than 25% (or such higher percentage as may be specified in regulations promulgated by the DOL) of the value of each class of equity interests in the entity.  Equity interests held by a person with discretionary authority or control with respect to the assets of the entity and equity interests held by a person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of any such person (other than a Benefit Plan Investor) are not considered for purposes of determining whether the assets of an entity will be treated as "plan assets" for purposes of ERISA.  The Benefit Plan Investor percentage of ownership test applies at the time of an acquisition by any person of the equity interests.  In addition, an advisory opinion of the DOL takes the position that a redemption of an equity interest by an investor constitutes the acquisition of an equity interest by the remaining investors (through an increase in their percentage ownership of the remaining equity interests), thus triggering an application of the Benefit Plan Investor percentage of ownership test at the time of the redemption.

It is possible that investments in the Fund by Benefit Plan Investors may equal or exceed 25% of the value of the Interests.  However, because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund will not be treated as "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules.  Thus, neither the Board nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

Representations by Plans

An ERISA Plan proposing to invest in the Fund will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

ALTHOUGH THE UNDERLYING ASSETS OF THE FUND ARE NOT TREATED AS "PLAN ASSETS" UNDER ERISA, AN INVESTMENT IN THE FUND BY AN ERISA PLAN IS SUBJECT TO ERISA.  ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND.

Prior Relationships with the Adviser or its Affiliates

Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the Adviser and its affiliates and their respective personnel.  Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services.  ERISA prohibits ERISA Plan assets from being used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Similar provisions are imposed by the Code with respect to Individual Retirement Funds.  ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings.  Potential Benefit Plan Investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

ADDITIONAL INFORMATION AND SUMMARY OF
LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this Confidential Memorandum.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement, which is attached hereto as Appendix A.

Member Interests

Persons who purchase Interests will be Members.  The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.  Advantage Advisers Management, L.L.C. is the Special Advisory Member of the Fund.  In that regard, the Fund has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation.  The interest of the Special Advisory Member does not participate in the income or gains of the Fund, has no voting rights and has no right to a share of the assets of the Fund upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn.  The Special Advisory Member may not contribute capital to the Fund as Special Advisory Member.

Liability of Members

Under Delaware law and the LLC Agreement, a Member shall not be liable to the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.

Duty of Care of Board

The LLC Agreement provides that a Manager shall not be liable to the Fund or any Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund.  Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of the Board (including a majority of the Independent Managers if required by the 1940 Act) and without the approval of the Members, unless the approval of Members is required by the 1940 Act.  However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender its entire Interest for repurchase by the Fund.  In addition, the Board may at any time, without the consent of Members, amend the LLC Agreement, among other things, to satisfy the requirements or to reflect any relaxation of the requirements of any applicable law or regulations.

Power of Attorney

By subscribing for an Interest, each Member will appoint [the Adviser] his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the [the Adviser] and as such shall be irrevocable and continues in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise; this power-of-attorney given by the transferor shall terminate.

Term, Dissolution and Liquidation

The Fund shall be dissolved:

●	upon the affirmative vote to dissolve the Fund by: (1) the Board; or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

●
upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Fund requesting to tender its entire Interest for repurchase by the Fund if that Interest has not been repurchased by the Fund, provided that such request shall be sent to the Fund by registered or certified mail, return receipt requested;

●	upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

●	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board or OAM, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint OAM to act as liquidator or OAM is unable to perform this function), are charged with winding up the affairs of the Fund and liquidating its assets.  Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations – Allocation of Net Profits and Net Losses."

Upon the liquidation of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts.  Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

Reports to Members

The Fund furnishes to Members as soon as practicable after the end of each taxable year the information that is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law.  The Fund also sends to Members an unaudited semi-annual report and audited annual reports within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Quarterly reports regarding the Fund's operations are also sent to Members.

Fiscal Year and Tax Year

The Fund's fiscal year is the 12-month period ending on [___________].  The Fund's tax year for federal income tax purposes also ends on each [___________].

Privacy Policy

The Fund has adopted a privacy policy.  A copy of the Fund's privacy policy, which has also been adopted by the Adviser, is attached hereto as Appendix B.

Independent Registered Public Accountants

The Board has selected [_________] as the independent public accountants of the Fund.  [_________]'s principal business address is [_________].

Legal Counsel

Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Fund.  The firm also acts as legal counsel to the Adviser and its affiliates with respect to various matters.  The firm does not represent potential investors with respect to their investment in the Fund.

Administration, Accounting, and Other Services

[_________________] ("[_________]") serves as the Fund's administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund.  In consideration of the administration and accounting services, the Fund pays [____] a monthly asset-based fee that is computed at the annual rate of [___]% of the Fund's net assets.  The Fund also reimburses [____] for certain out-of-pocket expenses.  The principal business address of  [____] is [_______________________].

Custodian

[_________________] ("[_________]") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements of Section 17(f) of the 1940 Act and the rules adopted thereunder.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.  [_____]'s principal business address is [_______________________].  [_________________] an affiliate of the Custodian, serves as escrow agent for the Fund

Inquiries

Inquiries concerning the Fund and Interests (including information concerning subscription and repurchase procedures) should be directed to:

Advantage Advisers Multi-Manager, L.L.C.
200 Park Avenue
New York, New York 10166
Telephone: (212) 667-[____]
Telecopier: (212) 667-[____]

For additional information contact:
[________]
[________]
Oppenheimer Asset Management Inc.

*  *  *  *  *

All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

APPENDIX A

____________________________________

GLOBAL CHARTIST FUND, LLC

(A Delaware Limited Liability Company)
____________________________________

LIMITED LIABILITY COMPANY AGREEMENT

Dated as of August 17, 2011
____________________________________

200 Park Avenue
New York, New York 10166
(212) 667-4225

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS	1

ARTICLE II ORGANIZATION; ADMISSION OF MEMBERS	9

2.1 Formation of Limited Liability Company	9
2.2 Name	9
2.3 Principal and Registered Office	9
2.4 Duration	9
2.5 Objective and Business of the Fund	9
2.6 Board of Managers	10
2.7 Members	10
2.8 Special Advisory Member	11
2.9 Organizational Member	11
2.10 Both Managers and Members	11
2.11 Limited Liability	11

ARTICLE III MANAGEMENT	11

3.1 Management and Control	11
3.2 Actions by the Board of Managers	12
3.3 Officers	13
3.4 Meetings of Members	13
3.5 Custody of Assets of the Fund	14
3.6 Other Activities of Members and Managers	14
3.7 Duty of Care	14
3.8 Indemnification	15
3.9 Fees, Expenses and Reimbursement	17

ARTICLE IV TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES	18

4.1 Termination of Status of the Adviser	18
4.2 Termination of Status of a Manager	18
4.3 Removal of the Managers	19
4.4 Transfer of Interests of Members	19
4.5 Transfer of Interests of Special Advisory Member	20
4.6 Repurchase of Interests	20

ARTICLE V CAPITAL	22

5.1 Contributions to Capital	22
5.2 Rights of Members to Capital	23
5.3 Capital Accounts	23
5.4 Allocation of Net Profit and Net Loss	24
5.5 Allocation of Certain Withholding Taxes and Other Expenditures	24
5.6 Reserves	24
5.7 Incentive Allocation	25
5.8 Allocation for Tax Purposes	25
5.9 Distributions	26
5.10 Withholding	27

A-i

ARTICLE VI DISSOLUTION AND LIQUIDATION	28

6.1 Dissolution	28
6.2 Liquidation of Assets	28

ARTICLE VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS	29

7.1 Accounting and Reports	29
7.2 Determinations by the Board of Managers	30
7.3 Valuation of Assets	30

ARTICLE VIII MISCELLANEOUS PROVISIONS	30

8.1 Amendment of Limited Liability Company Agreement	30
8.2 Special Power of Attorney	32
8.3 Notices	33
8.4 Agreement Binding Upon Successors and Assigns	33
8.5 Applicability of 1940 Act and Form N-2	33
8.6 Choice of Law; Arbitration	33
8.7 Not for Benefit of Creditors	34
8.8 Consents	34
8.9 Merger and Consolidation	35
8.10 Pronouns	35
8.11 Confidentiality	35
8.12 Certification of Non-Foreign Status	36
8.13 Severability	36
8.14 Filing of Returns	36
8.15 Tax Matters Partner	36
8.16 Tax Election	37
8.17 Member Tax Basis	37

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GLOBAL CHARTIST FUND, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Global Chartist Fund, LLC (the "Fund") is dated as of August 17, 2011 by and among Bryan McKigney, as the Initial Manager, Advantage Advisers Management, L.L.C., as the Special Advisory Member, and those persons who have been admitted as members of the Fund ("Members") as of the date hereof, or who hereinafter are admitted as Members.

W I T N E S S E T H :

WHEREAS, the Fund was formed as an unincorporated statutory trust under the Delaware Statutory Trust Act pursuant to the filing of a Certificate of Trust with the Office of the Secretary of State of the State of Delaware (the "Secretary of State") on July 19, 2011; and

WHEREAS, pursuant to Section 18-214 of the Delaware Limited Liability Company Act, the Fund filed a Certificate of Conversion to a Delaware Limited Liability Company and a Certificate of Formation of a Delaware Limited Liability Company with the Secretary of State on the date set forth above, and, thus, as of such date, has converted to a domestic limited liability company;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

______________________

ARTICLE I

DEFINITIONS
______________________

For purposes of this Agreement:

1940 Act	The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
1934 Act	The Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Adviser	Advantage Advisers Multi-Manager, L.L.C. or such other person who may hereinafter serve as the investment adviser to the Fund pursuant to the Investment Advisory Agreement.

Advisers Act	The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.
Affiliate	An affiliated person of a person as such term is defined in the 1940 Act.
Agreement	This Limited Liability Company Agreement, as amended from time to time.
Allocation Change	With respect to each Member for each Allocation Period, the difference between:
(1)
the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Sections 5.5 and 5.6 hereof; and

(2)
the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund.

If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

Allocation Period
With respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

(1) the last day of a Fiscal Year;
(2) the day as of which the Fund repurchases the entire Interest of such Member;
(3) the day as of which the Fund admits as a substituted Member a person to whom the Interest of such Member has been Transferred (unless there is no change of beneficial ownership); and
(4) the day as of which the Special Advisory Member's status is terminated pursuant to Section 4.1 hereof.
Board of Managers	The Board of Managers established pursuant to Section 2.6.
Capital Account	With respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3 hereof.
Certificate	The Certificate of Formation of the Fund and any amendments thereto as filed with the Secretary of State.
Closing Date	The first date on or as of which a Member other than the Organizational Member is admitted to the Fund.
Code	The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.
Delaware Act	The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.
Fiscal Period
The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1; or

(3)
any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

Fiscal Year
The period commencing on the Closing Date and ending on December 31, 2011, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall elect another fiscal year for the Fund that is a permissible taxable year under the Code.

Form N-2	The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.
Fund	The limited liability company governed hereby, as such limited liability company may from time to time be constituted.
Incentive Allocation
With respect to each Member, 20% of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

Independent Managers	Those Managers who are not "interested persons," as such term is defined in the 1940 Act, of the Fund.
Initial Manager	Bryan McKigney
Interest
The entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory Agreement
The separate written agreement entered into by the Fund pursuant to which the Adviser provides or is required to supply investment advisory services to the Fund, and which agreement may authorize the retention of one or more persons to provide portfolio management services to the Fund as sub-advisers.

Investment Percentage
A percentage established for each Member on the Fund's books as of the first day of each Fiscal Period.  The Investment Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.  The sum of the Investment Percentages of all Members for each Fiscal Period shall equal 100%.

Loss Recovery Account	A memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:
(1)
As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

(2)
The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

Manager	An individual designated as a manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Fund.
Member
Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person as a member pursuant to Section 4.6 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Fund and shall have been admitted to the Fund as a member, but shall not include the Special Advisory Member.

Negative Allocation Change	The meaning given such term in the definition of Allocation Change.
Negative Basis
Means, with respect to any Member and as of any time of calculation, the amount by which (x) the amount in its Capital Account(s) (determined in accordance with this Agreement) as of such time, plus an amount equal to any deemed distributions to such Member for Federal income tax purposes pursuant to Section 752(b) of the Internal Revenue Code resulting from its withdrawal, is less than (y) its "adjusted tax basis", for Federal income tax purposes, in its Interest in the Fund as of such time.

Negative Basis Member	Means any Member that withdraws from the Fund and that has Negative Basis as of the effective date of such withdrawal (determined prior to any allocations made pursuant to Section 5.8).
Net Assets	The total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit or Net Loss
The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof; and

Officer	An individual designated as an officer of the Fund pursuant to the provisions of Section 3.3 of the Agreement and who serves as an officer of the Fund.
Organizational Expenses	The expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.
Organizational Member	Bryan McKigney
Positive Allocation Change	The meaning given such term in the definition of Allocation Change.
Positive Basis
means, with respect to any Member and as of any time of calculation, the amount by which (x) the amount in its Capital Account(s) (determined in accordance with this Agreement) as of such time, plus an amount equal to any deemed distributions to such Member for Federal income tax purposes pursuant to Section 752(b) of the Internal Revenue Code resulting from its withdrawal, exceeds (y) its "adjusted tax basis", for Federal income tax purposes, in its Interest in the Fund as of such time.

Positive Basis Member	means any Member that withdraws from the Fund and that has Positive Basis as of the effective date of its withdrawal (determined prior to any allocations made pursuant to Section 5.8)

Securities
Securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

Special Advisory Account	A capital account established and maintained on behalf of the Special Advisory Member pursuant to Section 5.3 hereof solely for the purpose of receiving the Incentive Allocation.
Special Advisory Member
The Adviser in its capacity as the investment adviser of the Fund or an Affiliate of the Adviser that is designated by the Adviser and is admitted to the Fund as such for purposes of receiving the Incentive Allocation.

Transfer
The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

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_________________________

ARTICLE II

ORGANIZATION; ADMISSION OF MEMBERS
_________________________

2.1           Formation of Limited Liability Company

The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2           Name.

The name of the Fund shall be "Global Chartist Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon: (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act; and (ii) sending notice thereof to each Member.

2.3           Principal and Registered Office.

The Fund shall have its principal office at 200 Park Avenue, New York, New York 10166, or at such other place designated from time to time by the Board of Managers.

The Fund shall have its registered office in Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

2.4           Duration.

Pursuant to Section 18-214(d) of the Delaware Act, the term of the Fund is deemed to have commenced on the date that Global Chartist Fund, an unincorporated statutory trust under the Delaware Statutory Trust Act, filed a Certificate of Trust with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           Objective and Business of the Fund.

(a)           The objective and business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise.  The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other

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undertakings and engage in all activities and transactions as may, in the opinion of the Board of Managers, be necessary or advisable to carry out its objective or business.

(b)           The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

2.6           Board of Managers.

(a)           Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member.  By signing this Agreement or the signature page of the Fund's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers then serving on the Board of Managers.  After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  The number of Managers shall be fixed from time to time by the Board of Managers but, at the Closing Date, shall not be less than three Managers.  At and after the Closing Date, a majority of the Managers shall be Independent Managers.

(b)           Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving have been elected by Members.  The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c)           In the event that no Manager remains to continue the business of the Fund, the Adviser shall promptly call a meeting of Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers.  If Members determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           Members.

The Board of Managers may admit one or more Members at such times as may be determined by the Board of Managers.  Subject to the foregoing terms, Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Fund's subscription agreement

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pursuant to which such Member agrees to be bound by all the terms and provisions hereof.  The Board of Managers may in its absolute discretion reject subscriptions for Interests.  The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

2.8           Special Advisory Member.

Upon signing this Agreement, the Special Advisory Member shall be admitted to the Fund as the Special Advisory Member.  The Interest of the Special Advisory Member shall be non-voting.  If at any time the Special Advisory Member (or an Affiliate of the Special Advisory Member) shall cease to serve as the Adviser, the Board of Managers may admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement (or an Affiliate of such person), subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

2.9           Organizational Member.

Upon the admission of any Member, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction.

2.10           Both Managers and Members.

A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

2.11           Limited Liability.

Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets.  Except as provided under applicable law, a Manager shall not be liable for Fund's debts, obligations and liabilities.

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__________________________

ARTICLE III
MANAGEMENT
__________________________

3.1           Management and Control.

(a)           Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein: (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined in the 1940 Act, of such company.  During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as the Adviser to the Fund.

(b)           Each Member agrees not to treat on such Member's personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund.  The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

(c)           Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(d)           The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as Officers.

3.2           Actions by the Board of Managers.

(a)           Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone); or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.
(b)           The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings.  Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

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3.3           Officers.

(a)           The Board of Managers may elect one or more Officers.  The Board of Managers may also delegate to an Officer the authority to appoint, remove or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable.  A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund any instrument required by law to be executed, acknowledged and verified by more than one Officer.  No Officer need also be a Manager.

(b)           Each Officer shall hold office until his or her successor is elected or appointed or until his or her earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by an Officer acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed such Officer.  Any Officer may resign at any time by written notice to the Fund.  Any Officer may be removed at any time by the Board of Managers or by an Officer acting under authority delegated by the Board of Managers if, in its or his or her judgment, the best interest of the Fund would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an Officer shall not of itself create contract rights between the Fund and such Officer.

(c)           If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers.  Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his or her predecessor was elected or appointed.

(d)           All Officers as between themselves and the Fund shall have such powers, perform such duties, and be subject to such restrictions, if any, in the management of the Fund as may be provided in this Agreement, or, to the extent not so provided, as may be prescribed by the Board of Managers or by the Officer acting under authority delegated by the Board of Managers.

3.4           Meetings of Members.

(a)           Actions requiring the vote of Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by Members at a meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of Members may be adjourned by action of a majority in interest of Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the 1940 Act: (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers; and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes cast by Members who are present in person or by proxy at such meeting.

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(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting.  The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later dated proxy delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decides to vote in person.  Any action of the Members that is permitted to be taken at a meeting of Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.5           Custody of Assets of the Fund.

Custody of all funds, Securities or other properties of the Fund shall at all times, be maintained by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.6           Other Activities of Members and Managers.

(a)           The Managers shall not be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b)           Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.7           Duty of Care.

(a)           A Manager shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

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(b)           Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

3.8           Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.8(b) hereof, indemnify each Manager and Officer (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or Officer of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager or Officer for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

(b)           Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his, her or its undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

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(c)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.  In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

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(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.8 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.9           Fees, Expenses and Reimbursement.

(a)           So long as the Adviser serves as investment adviser of the Fund, it shall be entitled to receive fees for such services pursuant to its Investment Advisory Agreement with the Fund.

(b)           The Board of Managers may cause the Fund to compensate each Manager for his or her services as such.  In addition, the Managers shall be reimbursed by the Fund for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(c)           The Fund shall bear all expenses associated with its operations other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement pursuant to the agreement referred to in Section 3.9(a) hereof.  Expenses to be borne by the Fund include, but are not limited to, the following:

(1)
all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

(2)	all costs and expenses associated with the organization and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

(3)	attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials;

the costs of distributing the Offering Materials to prospective investors and Members; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Fund in connection with offerings of Interests;

(4)	the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

(5)	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the Independent Managers;

(6)	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, its Managers and its officers;

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(7)	fees payable to the Adviser, and the fees of administrators, custodians, Member servicing agents and other persons providing administrative services to the Fund;

(8)	all expenses of computing the Fund's net asset value, including any equipment or pricing services used for such purposes;

(9)	all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund;

(10)	subject to approval by the Board of Managers, costs and expenses related to Member services provided by the Adviser or by other persons retained to provide such services; and

(11)	such other types of expenses as may be approved from time to time by the Board of Managers, other than those required to be borne by the Adviser.

The Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

_________________________________

ARTICLE IV

TERMINATION OF STATUS OF SPECIAL ADVISORY MEMBER
AND MANAGERS, TRANSFERS AND REPURCHASES
________________________________

4.1           Termination of Status of the Special Advisory Member.

The status of the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser (or an Affiliate of the Adviser), effective upon such termination.

4.2           Termination of Status of a Manager.

The status of a Manager shall terminate if the Manager: (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

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4.3           Removal of the Managers.

Any Manager may be removed either by: (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote; or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4           Transfer of Interests of Members.

(a)           An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family entities), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Fund and counsel to the Fund confirms that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation.

(b)           The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless:  (i) the person to whom such Interest is transferred is a person whom the Fund believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; (ii) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act and all then applicable qualification requirements to invest in the Fund as established by the Board of Managers; (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than the then applicable minimum investment requirement imposed by the Fund, as may be determined by the Board of Managers from time to time.  Any transferee which acquires an Interest by operation of law as the result of the death, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to Transfer such Interest in accordance with the terms of this Agreement and to tender the Interest for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member.  If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member.  Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

(c)           Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

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4.5           Transfer of Interests of Special Advisory Member.

The Special Advisory Member may not Transfer its Interest as the Special Advisory Member, except to an Affiliate of the Adviser and only with the written consent of the Board of Managers.

4.6           Repurchase of Interests.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or any portion thereof.  The Board of Managers may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders.  However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has been advised by counsel to the Fund to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members.  In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others, in making its determination:

(1)	whether any Members have requested to tender Interests or portions thereof to the Fund;

(2)	the liquidity of the Fund's assets;

(3)	the investment plans and working capital requirements of the Fund;

(4)	the relative economies of scale with respect to the size of the Fund;

(5)	the history of the Fund in repurchasing Interests or portions thereof;

(6)	the economic condition of the securities markets; and

(7)	the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

(b)           A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance in such minimum amount as may, from time to time, be determined by the Board of Managers.

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(c)           The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Fund under Section 4.6(a) hereof.  An Affiliate of the Adviser, if designated the Special Advisory Member, may similarly tender its Interest or a portion thereof under Section 4.6(a) hereof.

(d)           If the Special Advisory Member's status is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board of Managers within 60 days of the effective date of such termination, tender to the Fund for repurchase all or any portion of its Special Advisory Account.  Not later than thirty (30) days after the receipt of such notice, the Board of Managers shall cause such tendered portion of the Special Advisory Account to be repurchased by the Fund for cash.

(e)           The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

(1)
such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or adjudication of incompetence of a Member;

(2)
ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3)
continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Managers or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)	any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true;

(5)	it would be in the best interests of the Fund, as determined by the Board of Managers in its absolute discretion, for the Fund to repurchase such an Interest or portion thereof;

(6)
the value of a Member's Interest is less than an amount that the Board of Managers determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

(7)	such repurchase is necessary to correct an administrative error made by the Fund or its agent in connection with the sale or purchase of an Interest.

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(f)           Payments for repurchases of Interests or portions thereof by the Fund shall be made promptly after such repurchase in accordance with the terms of the Fund's repurchase offer.  Payment of the purchase price may consist of:  (i) cash in an aggregate amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of Interests repurchased by the Fund determined as of the expiration date of such repurchase (the "Cash Payment"); and, if determined to be necessary or appropriate by the Board of Managers, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, of any, of (x) the net asset value of the Interests repurchased by the Fund as of the expiration date of such repurchases, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchases were effective, over (y) the Cash Payment.  Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the purchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased.  All such repurchases shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion.  The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof as applicable as of the date specified in the applicable repurchase offer or, in the case of the repurchase of an Interest pursuant to paragraph (c), (d) or (e) of this Section 4.6, as of the date of repurchase of such Interest, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

____________________________________
ARTICLE V

CAPITAL
____________________________________

5.1           Contributions to Capital.

(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $100,000; provided, however, that the minimum initial contribution of each Member that is a director, officer or employee of the Adviser, or an Affiliate of the Adviser may be such lesser amount as may be determined by the Board of Managers from time to time.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.  The Managers shall not be entitled to make voluntary contributions of capital to the Fund as Managers of the Fund, but may make voluntary contributions to the capital of the Fund as Members.  The Adviser may make voluntary contributions to the capital of the Fund as a Member.

(b)           Members and the Adviser, as a Member, may make additional contributions to the capital of the Fund in such amounts as the Board of Managers, in its discretion, may determine from time to time, and effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Sections 5.5 and 5.6 hereof.

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(c)           Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution.  The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due.  The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

(d)           The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the Board of Managers.

5.2           Rights of Members to Capital

No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except: (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof; (ii) pursuant to the provisions of Section 5.6(c) hereof; or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof.  No Member shall be liable for the return of any such amounts.  No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3           Capital Accounts.

(a)           The Fund shall maintain a separate Capital Account for each Member.

(b)           Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to Section 752 of the Code) constituting such Member's initial contribution to the capital of the Fund.

(c)           Each Member's Capital Account shall be increased by the sum of: (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to Section 752 of the Code) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof; plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 or 5.9 hereof.

(d)           Each Member's Capital Account shall be reduced by the sum of: (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to Section 752 of the Code); plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

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(e)           The Fund shall maintain a Special Advisory Account for the Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.7 hereof.  The Special Advisory Account shall have an initial balance of zero.

5.4           Allocation of Net Profit and Net Loss.

As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

5.5           Allocation of Certain Withholding Taxes and Other Expenditures.

(a)           If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board of Managers, without limitation of any other rights of the Fund or the Managers, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.  The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Board of Managers determines that a Member is eligible for a refund of any withholding tax, the Board of Managers may, at the request and expense of such Member, assist such Member in applying for such refund.

(b)           Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments.  Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6           Reserves.

(a)           Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts which the Board of Managers in its sole discretion deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased  in proportion to their Capital Accounts at that time.

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(b)           If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Fiscal Periods.

(c)           If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.7           Incentive Allocation.

(a)           The Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account.

(b)           By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account.  Within 30 days after the completion of the audit of the books of the Fund for the year in which allocations to the Special Advisory Account are made, the Fund shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.

5.8           Allocation for Tax Purposes.

For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account(s) for the current and prior Fiscal Years (or relevant portions thereof).  Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Internal Revenue Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections and Regulations.  Items described in this Section 5.8 shall neither be credited nor charged to the Members' Capital Accounts.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirements of Treasury Regulations § 1.704-1(b)(2)(ii)(d).

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If the Fund realizes Income for any tax year during or as of the end of which one or more Positive Basis Members withdraw from the Fund pursuant to Article IV, the Board of Managers may elect to allocate such Income as follows:  (i) to allocate such Income among such Positive Basis Members, pro rata in proportion to the respective Positive Basis of each such Positive Basis Member, until either the full amount of such Income shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any Income not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.3.

If the Fund realizes Losses for any tax year during or as of the end of which one or more Negative Basis Members withdraw from the Fund pursuant to Article IV, the Board of Managers may elect to allocate such Losses as follows:  (i) to allocate such Losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis of each such Negative Basis Member, until either the full amount of such Losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any Losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.03.

Notwithstanding anything to the contrary in the foregoing in this Section 5.8, if the Special Advisory Member withdraws all or a portion of its Capital Account during any tax year, the Board of Managers may specially allocate income to the Special Advisory Member equal to the amount by which such withdrawn amounts exceeds the Special Advisory Member’s adjusted tax basis, for income tax purposes, in its interest in the Fund (determined prior to any such allocations).

5.9           Distributions.

(a)           The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

(b)           The Board of Managers may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law.  For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

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(c)           The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

     5.10           Withholding.

The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Fund is required to withhold or pay over, pursuant to the Internal Revenue Code or any other applicable law, on account of a Member's distributive share of the Fund's items of gross income, income or gain.

(a)           For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to a Member's distributive share of the Fund's gross income, income or gain shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account(s) of such Member.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay the amount of such excess to the Fund, as a contribution to the capital of the Fund.

(b)           The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption.  To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents.  Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

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__________________________

ARTICLE VI

DISSOLUTION AND LIQUIDATION
___________________________

6.1           Dissolution.

The Fund shall be dissolved:

(1)	upon the affirmative vote to dissolve the Fund by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(2)	upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

(3)
upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender its entire Interest for repurchase by the Fund if such Interest has not been repurchased by the Fund;

(4)	as required by operation of law.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Adviser as the liquidator and the Adviser shall liquidate the business and wind up the affairs of the Fund, except that if the Board of Managers does not appoint the Adviser as the liquidator or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund.  Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

(1)
the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

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(2)	such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

(3)	The Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.7 hereof; and

(4)
the Members shall next be paid on a pro rata basis in accordance with their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

_____________________________

ARTICLE VII

ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
_____________________________

7.1           Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund.  The Fund's accounts shall be maintained in U.S. currency.

(b)           After the end of each taxable year, the Fund shall mail or otherwise transmit to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles.  The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

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7.2           Determinations by the Board of Managers.

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b)           The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3           Valuation of Assets.

(a)           Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all Members and all parties claiming through or under them.

___________________________

ARTICLE VIII

MISCELLANEOUS PROVISIONS
_____________________________

8.1           Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with:  (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of Members by such vote as is required by the 1940 Act.

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(b)           Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the capital of the Fund;

(2)	reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

(3)           modify the events causing the dissolution of the Fund;

may be made only if: (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his or her entire Interest for repurchase by the Fund.

(c)           The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S. or Canadian banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(3)
amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

(d)           The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

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8.2           Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

(3)
all such other instruments, documents and certificates which, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

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8.3           Notices.

Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund.  Notices to the Fund shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service or telecopier.  Notices to Members shall be deemed to have been provided when mailed to Members at their addresses as set forth in the books and records of the Fund.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.  Each Member agrees to notify the Fund (or its designated agent) of any change of address.

               8.4           Agreement Binding Upon Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

8.5           Applicability of 1940 Act and Form N-2.

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6           Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

(b)           Unless otherwise agreed in writing, each Member and the Special Advisory Member agree to submit all controversies arising between Members or one or more Members or the Special Advisory Member and the Fund to arbitration in accordance with the provisions set forth below and understands that:

(1)           arbitration is final and binding on the parties;

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(2)	they are waiving their right to seek remedies in court, including the right to a jury trial;

(3)	pre-arbitration discovery is generally more limited and different from court proceedings;

(4)	the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(5)	the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           All controversies that may arise among Members and one or more Members or the Special Advisory Member and the Fund concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law.  Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the Financial Industry Regulatory Authority, Inc. ("FINRA"), as the Member or Special Advisory Member or entity instituting the arbitration may elect.  If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered.  Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

8.7           Not for Benefit of Creditors.

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8           Consents.

Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

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8.9           Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

                8.10           Pronouns.

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11           Confidentiality.

(a)           A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.  In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

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(d)           Notwithstanding anything in this Agreement to the contrary, each Member (and each employee, representative, or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of: (i) the Fund; and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

8.12           Certification of Non-Foreign Status.

Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status.  Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

8.13           Severability.

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14           Filing of Returns.

The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15           Tax Matters Partner.

(a)           A Manager who is a Member shall be designated by the Board of Managers as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code.  In the event that no Manager is a Member, a Member shall be so designated.  Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner.  Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

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(b)           Each person (for purposes of this Section 8.15, called a "Pass-Thru Partner") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial Interests holding such interests through such Pass-Thru Partner.  In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner  shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

                8.16           Tax Elections.

The Board of Managers may, in its sole discretion, cause the Fund to make or revoke any tax election that the Board of Managers deems appropriate, including an election pursuant to Section 754 of the Code.

8.17           Member Tax Basis.

Upon request of the Board of Managers, each Member agrees to provide to the Board of Managers information regarding its adjusted tax basis in its Interest along with documentation substantiating such amount.

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EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGER:

/s/ Bryan McKigney
Bryan McKigney

MEMBERS:

Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Fund as a Member.

SPECIAL ADVISORY MEMBER:

ADVANTAGE ADVISERS MANAGEMENT, L.L.C.

By:	Oppenheimer Asset Management Inc., it Managing Member

By:	/s/ Dennis P. McNamara
Name:	Dennis P. McNamara
Title:	Senior Vice President

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APPENDIX B
PRIVACY POLICY OF
GLOBAL CHARTIST FUND
ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
OPPENHEIMER ASSET MANAGEMENT INC.
OPPENHEIMER & CO. INC.

PRIVACY POLICY – HOW WE USE AND PROTECT YOUR PERSONAL INFORMATION

In connection with providing financial services to you, our clients, it is necessary for Oppenheimer & Co. Inc. ("Oppenheimer") to collect items of nonpublic, personal information ("personal information") about you.  Oppenheimer knows the importance of maintaining the privacy and confidentiality of your personal information. This Policy addresses Oppenheimer's treatment of client personal information and answers the questions most clients have regarding such treatment.

WHAT TYPES OF PERSONAL INFORMATION DO WE COLLECT/MAINTAIN AND FROM WHERE DO WE COLLECT IT?

When opening your account, Oppenheimer will collect information about you such as your name, age, address, citizenship, marital status, phone numbers, e-mail address and Social Security/Taxpayer Identification Number. Additionally, Oppenheimer collects background information, information concerning your creditworthiness and your credit history from consumer reporting agencies and other outside vendors when opening your account. Furthermore, in order to provide you with services and products best suited to your financial needs, Oppenheimer will collect information such as income sources, assets, financial/investment goals/objectives, and investment experience from you. Oppenheimer collects much of your personal information directly from you. This is via your new account application, other documents that you may be asked to submit from time to time and through correspondence such as telephone calls or electronic mail. We also collect certain personal information (background information and credit history) from outside sources, including third party vendors who perform background checks and verify identities and consumer reporting agencies. Lastly, Oppenheimer collects/compiles information from your account records, such as what investments you hold, the transactions taking place in your account and your account balances.

HOW IS YOUR PERSONAL INFORMATION UTILIZED?

Oppenheimer uses your personal information in a variety of ways in connection with providing you with services to meet your financial goals and needs. As already stated, we use your information to establish your account here. Federal laws and regulations including, the Patriot Act, require financial institutions, like Oppenheimer, to obtain and maintain certain information about their clients. In addition, your financial advisor will use this personal information for investment purposes, to help you with your overall investment program and to communicate with you about products or investments that you have expressed an interest in or that they believe may be of interest to you.  From time to time, in the course of providing these services, Oppenheimer may share your personal information with nonaffiliated parties. Among the nonaffiliated third parties we may share your information with are: service providers that we use to generate statements or reports on your accounts, vendors who verify your creditworthiness or identity, companies we use to process transactions in your account, companies that provide marketing services for us and entities that provide legal or consulting services to Oppenheimer. Furthermore, Oppenheimer may enter into joint marketing agreements with nonaffiliated third parties. Please note that, in these cases, Oppenheimer only shares your personal information with nonaffiliated third parties after entering into a contractual relationship that: (1) limits the nonaffiliated third party from using your personal information for any purpose other than the purpose Oppenheimer intended and (2) requires the nonaffiliated party to keep your personal information confidential.  Additionally, Oppenheimer may also share your personal information to nonaffiliated third parties where permitted by law.  Occasionally, your personal information like your creditworthiness may be shared with companies that are affiliated with Oppenheimer in connection with marketing of their products or services.  In certain cases you may "opt out," of information sharing. Please see the section entitled OPTING OUT OF INFORMATION SHARING to learn when and how you can instruct Oppenheimer not to share your personal information.

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HOW DO WE PROTECT YOUR PERSONAL INFORMATION?

Oppenheimer has procedural, physical and technological safeguards that protect against loss or unauthorized disclosure of your personal information.

Procedurally, Oppenheimer employees are bound by, and held accountable to, a code of conduct and policies regarding confidentiality and the treatment of client information. Furthermore, only those Oppenheimer employees who require access to your personal information in order to provide customary services (investment, administrative, legal) to your account are granted access to your personal information.

Physically, Oppenheimer has policies that require our employees to store and destroy documents containing your personally identifiable information in accordance with federal guidelines.

Technologically, Oppenheimer uses methods such as encrypting files, locking down access to client information to prevent removal from the firm and masking of data on computer screens to protect your personal information.

As previously mentioned, before Oppenheimer shares your personal information with a nonaffiliated third party (other than for legal or regulatory purposes), we require that party to enter into a contractual agreement that limits the use of your personal information and requires that party to maintain the confidentiality of your personal information.

Finally, should your relationship with Oppenheimer end, your personal information will remain protected in accordance with our privacy practices as outlined in this Policy.

OPTING OUT OF SHARING YOUR INFORMATION

Oppenheimer reserves the right to disclose or share your personal information with the above-described nonaffiliated third parties, for the above-described purposes as permitted by applicable federal laws and regulations.  You may, however, instruct Oppenheimer not to share information with our affiliated companies about your creditworthiness or for marketing purposes, for purposes other than servicing or maintaining your account, as described above. Below is a description of how you may opt out of that information sharing.  You may also opt out of information sharing with nonaffiliated parties except in those circumstances described above. Below is a description of how you may opt out of that information sharing.

For your convenience, Oppenheimer provides several methods for you to opt out of sharing your information in the above circumstances and as permitted by law. You may:

(1)	Contact the financial advisor who services your account and direct him to add your name to Oppenheimer's "Opt Out" list; or
(2)	Send an email to us at: optout@opco.com with your name and account number requesting that your name be added to Oppenheimer's "Opt Out" list;

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REVISED POLICIES

This Policy may change from time to time to reflect changes in our practices and in regulations concerning the collection and use of personal information. Oppenheimer customers will receive notification of any revisions or changes to this policy. A current version of this Policy will also be available at www.opco.com. If you have any questions or would like more information, please do not hesitate to contact your Financial Advisor.

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PART C- OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

1.           Financial Statements:

As of the filing date of the Registrant's Registration Statement, the Registrant has no assets, and accordingly, financial statements have been omitted.

2.	Exhibits:
(a)	(1)	Certificate of Formation, filed herewith.

(2)	Certificate of Conversion to Limited Liability Company, filed herewith.

(3)	Limited Liability Company Agreement, filed herewith.

(b)	Not Applicable

(c)	Not Applicable

(d)	See Item 25(2)(a)(2)

(e)	Not Applicable

(f)	Not Applicable

(g)	Form of Investment Advisory Agreement*

(h)	Not Applicable

(i)	Not Applicable

(j)	Form of Custodian Services Agreement*

(k)	(1) Form of Administration and Accounting Services Agreement*

(2) Form of Placement Agency Agreement*

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

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(r)	(1)	Code of Ethics of Global Chartist Fund, LLC*

	(2)	Code of Ethics of Advantage Advisers Multi-Manager, L.L.C.*

	(3)	Code of Ethics of Placement Agent*

* To be filed by amendment.

ITEM 26.  MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

All figures are estimates:

Accounting fees and expenses	$[ ]
Legal fees and expenses	$[ ]
Printing and offering expenses	$[ ]
Miscellaneous	$[ ]

Total	$[ ]

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Advantage Advisers Multi-Manager, L.L.C., the adviser of the Registrant (the "Adviser").  Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-57013), and is incorporated herein by reference.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

As of [________], 2011, the number of record holders of securities of the Registrant is shown below:

Title of Class	Number of Record Holders
Limited Liability Company Interests	[ ]

ITEM 30.  INDEMNIFICATION

[To be completed by amendment.]

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ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-57013), and is incorporated herein by reference.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

[____________________] maintains certain required accounting related and financial books and records of the Fund at [___________________].  The other required books and records are maintained by [__________________], at [___________________].

ITEM 33.  MANAGEMENT SERVICES

Not applicable.

ITEM 34.  UNDERTAKINGS

Not Applicable.

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Pursuant to the requirements of the 1940 Act, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 18 day of October, 2011.

GLOBAL CHARTIST FUND, LLC (Name of Registrant)

By:	/s/ Bryan McKigney
Name: Bryan McKigney
Title: Authorized Person

EXHIBIT INDEX

EXHIBIT NUMBER		DOCUMENT DESCRIPTION
(a)	(1)	Certificate of Trust
(a)	(2)	Certificate of Conversion to Limited Liability Company
(a)	(3)	Limited Liability Company Agreement